STATEMENT OF ADDITIONAL INFORMATION ("SAI")


STRONG CORPORATE BOND FUND, A SERIES FUND OF STRONG CORPORATE BOND FUND, INC. STRONG GOVERNMENT SECURITIES FUND, A SERIES FUND OF STRONG GOVERNMENT SECURITIES FUND, INC.
STRONG  HERITAGE MONEY FUND, A SERIES FUND OF STRONG  HERITAGE  RESERVE  SERIES,
INC.
STRONG HIGH-YIELD BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG HIGH-YIELD MUNICIPAL BOND FUND, A SERIES FUND OF STRONG HIGH-YIELD MUNICIPAL BOND FUND, INC.
STRONG INTERMEDIATE MUNICIPAL BOND FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG MONEY MARKET FUND, A SERIES FUND OF STRONG MONEY MARKET FUND, INC.
STRONG MUNICIPAL BOND FUND, A SERIES FUND OF STRONG MUNICIPAL BOND FUND, INC. STRONG MUNICIPAL MONEY MARKET FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG SHORT-TERM BOND FUND, A SERIES FUND OF STRONG SHORT-TERM BOND FUND, INC. STRONG SHORT-TERM HIGH YIELD BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG SHORT-TERM MUNICIPAL BOND FUND, A SERIES FUND OF STRONG SHORT-TERM MUNICIPAL BOND FUND, INC.
STRONG TAX-FREE MONEY FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG ULTRA SHORT-TERM INCOME FUND, FORMERLY STRONG ULTRA SHORT FUND, A SERIES FUND OF STRONG ADVANTAGE FUND, INC.
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND, FORMERLY STRONG MUNICIPAL ULTRA SHORT FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG WISCONSIN TAX-FREE FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.


P.O. Box 2936 Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site:  www.Strong.com

Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus for the appropriate Fund dated March 1, 2002 or December 26, 2002. Requests for copies of the Prospectus should be made by calling any number listed above. The financial statements appearing in the Annual and Semiannual Reports, which accompany this SAI, are incorporated into this SAI by reference.












               March 1, 2002 as supplemented on December 26, 2002

TABLE OF CONTENTS                                                           PAGE

INVESTMENT RESTRICTIONS........................................................4
INVESTMENT POLICIES AND TECHNIQUES.............................................7

   Strong Corporate Bond Fund..................................................7
   Strong Government Securities Fund...........................................7
   Strong Heritage Money Fund..................................................7
   Strong High-Yield Bond Fund.................................................8
   Strong High-Yield Municipal Bond Fund.......................................8
   Strong Intermediate Municipal Bond Fund.....................................8
   Strong Money Market Fund....................................................9
   Strong Municipal Bond Fund..................................................9
   Strong Municipal Money Market Fund..........................................9
   Strong Short-Term Bond Fund.................................................9
   Strong Short-Term High Yield Bond Fund.....................................10
   Strong Short-Term High Yield Municipal Fund................................10
   Strong Short-Term Municipal Bond Fund......................................10
   Strong Tax-Free Money Fund.................................................11
   Strong Ultra Short-Term Income Fund........................................11
   Strong Ultra Short-Term Municipal Income Fund..............................11
   Strong Wisconsin Tax-Free Fund.............................................12
   Asset-Backed Debt Obligations..............................................12
   Borrowing..................................................................13
   Cash Management............................................................13
   Convertible Securities.....................................................13
   Debt Obligations...........................................................14
   Depositary Receipts........................................................14
   Derivative Instruments.....................................................15
   Duration of Debt Securities................................................24
   Foreign Investment Companies...............................................24
   Foreign Securities.........................................................25
   Governmental/Municipal Obligations.........................................25
   High-Yield (High-Risk) Securities..........................................26
   Illiquid Securities....................................................... 28
   Inflation-Indexed Securities...............................................28
   Lending of Portfolio Securities............................................29
   Loan Interests.............................................................29
   Maturity...................................................................30
   Mortgage-Backed Debt Securities............................................31
   Repurchase Agreements......................................................32
   Reverse Repurchase Agreements and Mortgage Dollar Rolls....................32
   Rule 2a-7:  Maturity, Quality, and Diversification Restrictions............33
   Sector Concentration.......................................................33
   Short Sales................................................................35
   Standby Commitments........................................................35
   Taxable Securities.........................................................35
   Temporary Defensive Position...............................................36
   U.S. Government Securities.................................................36
   Variable- or Floating-Rate Securities......................................36
   Warrants...................................................................37
   When-Issued and Delayed-Delivery Securities................................37
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.......................38
DIRECTORS AND OFFICERS........................................................38
PRINCIPAL SHAREHOLDERS........................................................42
INVESTMENT ADVISOR........................................................... 48
ADMINISTRATOR................................................................ 55
DISTRIBUTOR.................................................................. 61
DISTRIBUTION PLAN............................................................ 62
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................... 64
CUSTODIAN.................................................................... 71
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT................................. 71
TAXES    .................................................................... 76
DETERMINATION OF NET ASSET VALUE............................................. 79
ADDITIONAL SHAREHOLDER INFORMATION........................................... 80
ORGANIZATION................................................................. 84
SHAREHOLDER MEETINGS......................................................... 87
PERFORMANCE INFORMATION...................................................... 87
GENERAL INFORMATION......................................................... 111
INDEPENDENT ACCOUNTANTS..................................................... 113
LEGAL COUNSEL............................................................... 113
FINANCIAL STATEMENTS........................................................ 114
APPENDIX A- DEFINITION OF CREDIT RATINGS.................................... 115
APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS............................ 121
APPENDIX C - SHARE CLASSES.................................................. 126


No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

10. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities.

11. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities whose interest is exempt from federal and Wisconsin personal income taxes.

With respect to Wisconsin Tax-Free Fund, Fundamental Policy No. 7 does not apply to the Fund with respect to the purchase of municipal obligations or securities issued or guaranteed by national governments, their agencies or instrumentalities.

With respect to Heritage Money Fund, Fundamental Policy No. 7 shall not limit the Fund's purchases of obligations issued by domestic banks.

Fundamental Policy No. 10 applies only to the High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond, Municipal Money Market, Ultra Short-Term Municipal Income, Short-Term High Yield Municipal, Short-Term Municipal Bond, and Tax-Free Money Funds. With respect to the Tax-Free Money Fund, the reference to municipal securities includes only municipal securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT).

Fundamental Policy No. 11 only applies to the Wisconsin Tax-Free Fund.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, at a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowing for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.

10.  Engage in any transaction or practice which is not  permissible  under Rule
     2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.

Non-Fundamental Policy No. 9 applies only to the Corporate Bond Fund, Government Securities Fund, High-Yield Bond Fund, High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond, Short-Term Bond Fund, Short-Term High Yield Bond Fund, and Short-Term Municipal Bond.

Non-Fundamental Policy No. 10 only applies to the Heritage Money Fund, Money Market Fund, Municipal Money Market Fund, and Tax-Free Money Fund.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, strategies, policies, and techniques described in the Prospectus.

STRONG CORPORATE BOND FUND

o Under normal conditions, at least 80% of the Fund's net assets will be invested in the bonds of U.S. corporate issuers.
o The Fund may invest up to 20% of its net assets in any other type of fixed income security, such as U.S. government securities and mortgage-backed issues.
o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which include a range of securities from those in the highest rating category to those rated medium-quality (E.G., BBB and higher by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations and other high yield (high-risk) securities (E.G., those rated BB through C by S&P); however, under normal conditions the Fund, has adopted an internal policy not to invest more than 10% of its net assets in debt obligations rated lower than BB or its equivalent. For the purposes of this internal policy, convertible securities will not be considered debt obligations.
o The Fund may invest up to 20% of its net assets directly or indirectly in foreign securities. o The Fund may invest up to 5% of its total assets in warrants.
o Strong Capital Management, Inc., the Fund's investment advisor ("Advisor"), may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG GOVERNMENT SECURITIES FUND

o The Fund invests, under normal conditions, at least 80% of its net assets in U.S. government securities. However, the Fund intends to invest at least 90% of its net assets in such securities under normal conditions. The balance of the Fund's assets may be invested in other investment-grade debt obligations.
o The Fund may invest up to 20% of its net assets, directly or indirectly, in foreign securities. The Fund will limit its investments in foreign securities to those denominated in U.S. dollars. The Funds may invest in U.S. securities enhanced as to credit quality or liquidity by foreign issuers without regard to this limit.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG HERITAGE MONEY FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.

STRONG HIGH-YIELD BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in lower-quality bonds of corporate issuers. Lower-quality bonds are those rated in the fifth-highest category (E.G., bonds rated BB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks, such as warrants.
o The Fund may invest up to 25% of its net assets directly or indirectly in foreign securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG HIGH-YIELD MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 65% of its total assets in medium- and lower-quality municipal debt obligations. Medium- and lower-quality debt obligations are those rated in the fourth- and fifth-highest categories (E.G., bonds rated BBB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG INTERMEDIATE MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade debt obligations, which range from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB and higher by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade debt obligations, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.

STRONG MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade debt obligations, which range from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB or higher by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade debt obligations, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG MUNICIPAL MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.
o As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.

STRONG SHORT-TERM BOND FUND

o Under normal conditions, at least 80% of the Fund's net assets will be invested in bonds, such as corporate and U.S. government bonds.
o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those in the fourth-highest rating category (E.G., BBB and higher by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (E.G., BB through C by S&P) or unrated securities of comparable quality.
o The Fund may invest up to 25% of its net assets directly or indirectly in foreign securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG SHORT-TERM HIGH YIELD BOND FUND

o Under normal conditions, at least 80% of the Fund's net assets will be invested in lower quality bonds. Lower-quality bonds are those rated in the fifth-highest category (E.G., bonds rated BB through C by S&P).
o The Fund intends to invest at least 80% of its net assets in debt obligations rated B- or above by S&P or other nationally recognized statistical rating organizations ("NRSROs").
o The Fund may invest up to 25% of its net assets directly or indirectly in foreign securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 80% of its total assets in medium- and lower-quality municipal debt obligations. Medium- and lower-quality debt obligations are those rated in the fourth- and fifth-highest categories (E.G., bonds rated BBB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG SHORT-TERM MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade debt obligations, which range from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB and higher by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade debt obligations, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG TAX-FREE MONEY FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.
o Under normal market conditions at least 80% of the Fund's net assets will be invested in municipal securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT).
o The Fund may invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund may invest any amount in cash or cash equivalents, which may be taxable, to the extent the manager cannot obtain other suitable tax-exempt securities.

STRONG ULTRA SHORT-TERM INCOME FUND

o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those rated in the fourth-highest rating category (E.G., BBB and higher by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (E.G., BB by S&P) or unrated securities of comparable quality.
o The Fund may invest up to 25% of its net assets directly or indirectly in foreign securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND

o Under normal conditions, the Fund will invest at least 90% of its net assets in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those in the fourth-highest rating category (E.G., BBB and higher by S&P).
o However, the Fund may invest up to 10% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (E.G., BB by S&P) or unrated securities of comparable quality.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o As a fundamental policy, at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

STRONG WISCONSIN TAX-FREE FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal debt obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal alternative minimum tax (AMT).
o The Fund will invest, under normal conditions, at least 65% of its assets in long-term investment-grade (e.g., those rated BBB and higher by S&P) municipal debt obligations issued by (a) Wisconsin and its political subdivisions, and (b) U.S. territories and possessions, their political subdivisions and public corporations, and any other issuer whose securities are exempt from Wisconsin and federal income taxes.
o The Fund typically maintains an average effective maturity between 5 and 20 years.
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations, otherwise known as high-yield (high-risk) securities or "junk bonds" (E.G., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund may invest up to 25% of its net assets in industrial development bonds.

o Effective March 1, 2002, the Fund adopted a fundamental policy to become a diversified fund. The Fund transitioned from its prior non-diversified investment strategy to its new diversified investment strategy over a period of approximately 60 days in an attempt to minimize any adverse effect to the Fund during the transition.

o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

Unless noted above otherwise, if a percentage restriction specified above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or the pricing or rating of the investment will not constitute a violation of that percentage restriction.

The following information supplements the discussion of the Fund's investment objectives, strategies, policies, techniques, and risks described in the Prospectus and applies to each Fund, unless otherwise noted.

ASSET-BACKED DEBT OBLIGATIONS

Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also imposes a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
CASH MANAGEMENT

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by Strong Capital Management, Inc., the Fund's investment advisor ("Advisor") (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. THE PARAGRAPHS REGARDING FOREIGN CURRENCY DO NOT APPLY TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MUNICIPAL BOND, ULTRA SHORT-TERM MUNICIPAL INCOME, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, AND WISCONSIN TAX-FREE FUNDS.
DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (I.E., stocks or bonds) would.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". The Fund will also designate on its records liquid assets if required to do so by SEC and CFTC regulations. Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.

"SWAP" DERIVATIVE AGREEMENTS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects to use additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DURATION OF DEBT SECURITIES

Duration was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
FOREIGN SECURITIES

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

GOVERNMENTAL/MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

DERIVATIVES. The Fund may also invest in derivative securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying municipal obligations and may have fixed, floating, or variable rates of interest. They may be backed by a letter of credit or guaranty and are generally accompanied by an opinion of counsel that the interest on them will be tax-exempt. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements

LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are usually secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If the Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE GOVERNMENT SECURITIES, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated between BB and C by Moody's Investors ("Moody's"),
Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the debt securities ratings.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors. The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES

The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.

THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA
SHORT-TERM INCOME FUNDS ONLY.
LOAN INTERESTS

The Fund may acquire a loan interest ("Loan Interest"), including bank term loans and revolving credit loans. A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions that have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund obtains its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor, or sole negotiator or structurer with respect to a loan.

The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a loan or participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate (and Intermediate Participants) to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance by the borrower. The Agent may monitor the value of the collateral, and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral, or may seek other protection for the benefit of the holders of the Loan Interest. A Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund may perform such tasks on its own behalf if not undertaken by an Intermediate Participant.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and collateral held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if collateral held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise upon the insolvency of the Intermediate Participant.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be easily liquidated in a cost-efficient manner. Revolving bank loan commitments represent a current obligation of the Fund to lend cash to a borrower in the future under certain conditions. Because the date and amount of future revolving loan commitments is not expressly known by the borrower, the Fund will designate on its books and records liquid assets in an amount equal to the projected amount of future revolving loans. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
MATURITY

The Fund's average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand, (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand, (4) the maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Advisor, and (5) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average effective portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.

The Fund may utilize puts which are provided on a "best efforts" or similar basis (a "soft put") to shorten the maturity of securities when the Advisor reasonably believes, based upon information available to it at the time the security is acquired, that the issuer of the put has or will have both the willingness and the resources or creditworthiness to repurchase the securities at the time the Fund exercises the put. Failure of an issuer to honor a soft put may, depending on the specific put, have a variety of possible consequences, including (a) an automatic extension of the put to a later date, (b) the elimination of the put, in which case the effective maturity of the security may be its final maturity date, or (c) a default of the security, typically after the passage of a cure period. Should either the exercise date of the put automatically extend or the put right be eliminated as a result of the failure to honor a soft put, the affected security may include a provision that adjusts the interest rate on the security to an amount intended to result in the security being priced at par. However, not all securities have rate reset provisions or, if they have such provisions, the reset rate may be capped at a rate that would prevent the security from being priced at par. Furthermore, it is possible that the interest rate may reset to a level that increases the interest expense to the issuer by an amount that negatively affects the credit quality of the security.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage--backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage backed securities may be issued with either a single class of security or multiple classes which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collaterized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repurchase the security.

The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would designate on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY:
RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS

All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities that represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or, in the case of an instrument called for redemption, the date on which the redemption payment must be made.

The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest its assets in instruments determined to present minimal credit risks. Each Fund, except the MUNICIPAL MONEY MARKET and TAX-FREE MONEY FUNDS, may not invest more than 5% of its assets in Second Tier Securities. The MUNICIPAL MONEY MARKET and TAX-FREE MONEY FUNDS may not invest more than 5% of their assets in Second Tier Conduit Securities.

From time to time, the Fund may obtain securities ratings from NRSROs, which may require the Fund to be managed in a manner that is more restrictive than Rule 2a-7.

SECTOR CONCENTRATION

THE FOLLOWING PARAGRAPH APPLIES TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, ULTRA SHORT-TERM
MUNICIPAL INCOME, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND FUND, AND TAX-FREE MONEY FUNDS ONLY.
From time to time, the Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Such related sectors may include hospitals, retirement centers, pollution control, single family housing, multiple family housing, industrial development, utilities, education, and general obligation bonds. The Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California, Pennsylvania, Texas, New York, Florida, and Illinois.

THE FOLLOWING PARAGRAPHS APPLY TO THE WISCONSIN TAX-FREE FUND ONLY.
The Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in Wisconsin, Guam, the Virgin Islands, and Puerto Rico). Such related sectors may include community development, education, health care, hospitals, industrial development, pollution control, retirement centers, single family housing, multiple family housing, utilities, and general obligation bonds. The Fund may invest 25% or more of its assets in municipal bonds whose issuers are located in Wisconsin, and may also invest 25% or more of its assets in municipal bonds whose issuers are located in Guam, the Virgin Islands, and Puerto Rico.

GUAM RISK FACTORS. Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan. Guam's economy is dependent on revenues from tourism, the U.S. military and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. military operations and natural disasters may have a negative impact on Guam's economy.

PUERTO RICO RISK FACTORS. Puerto Rico is a commonwealth of the United States. Its economy is based on manufacturing, services, and tourism and generally parallels the United States' economy. Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006. This may decrease Puerto Rico's competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters could have a negative on the overall economy of Puerto Rico.

STATE INVESTMENT RISK FACTORS. The Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in the same state or other geographic region. By concentrating investments in a geographic region, developments and certain events that directly impact that geographic region, as opposed to the national or global economy, may have a greater effect on the Fund's value than would occur if the Fund were less geographically concentrated. The following are examples of just some of the events that may affect the performance of a state-specific, tax-exempt fund for an extended period of time:

o Changes in state laws, including voter referendums that restrict revenues or raise costs for issuers.
o Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.
o    Natural or other disasters such as floods, storms, droughts, or fires.
o Bankruptcy or financial distress of a prominent municipal issuer within the state.
o Economic issues that impact critical industries or large employers or that weaken real estate prices.
o    Reductions in federal or state financial aid.
o    Imbalance in the supply and demand for the state's municipal securities.

VIRGIN ISLANDS RISK FACTORS. The Virgin Islands are a self-governed territory of the United States and include St. Thomas, St. John, and St. Croix. The islands are located in the Lesser Antilles, southeast of Florida. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the Virgin Islands.

Wisconsin Risk Factors. The fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Wisconsin. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound, and (3) the issuer's level of debt is reasonable given its financial status.

The economy of Wisconsin is fairly diverse which serves to limit the credit risk of its securities. Concentration of Wisconsin's economy occurs primarily in industries that focus on dairy and meat products, motor vehicles, and paper products due to the state's supply of resources in these areas. Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well. Wisconsin's economy has also outperformed the U.S. economy in unemployment. Wisconsin's rate has been below the national average for the last 10 years. Further, Wisconsin has ranked high in its ability to create jobs, particularly those in services and manufacturing.

Wisconsin's total revenue is received from several sources including: various taxes levied by the state; fees, permits, licenses, and service charges paid by users of services, facilities, and privileges provided by the state; investment income; and donations and contributions. For the fiscal year 1997-1998, the Wisconsin state government received revenues totaling $29.6 billion from all sources, including federal and nontax revenue. Its expenditures totaled $21.6 billion, of which $15.7 billion was derived from general purpose revenue, program revenue, and federal funding. For the 1997-1999 bienium, state budgeted allocations totaled $37.4 billion. Thirty-five percent went for state operations, 40.1% for local assistance, and 24.1% for aids to individuals and organizations. State tax revenues totaled $10.5 billion for 1997-1998, which includes over $9.5 billion in general purpose revenue. Income tax revenue totaled approximately $5.7 billion and sales and excise taxes were $3.3 billion.

Nationally, in 1995-1996, Wisconsin ranked 15th in total per capita state and local government revenue and in 1997-1998, ranked 7th in revenue from state taxes per $1,000 personal income. Wisconsin ranked 14th for total general state and local government per capita expenditures in 1995-1996.

Wisconsin has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget. The Constitution of the State of Wisconsin requires that the annual tax be sufficient to pay the estimated expenses of the state for each year. When the expenses of any year exceed the income, the Legislature must impose a tax for the ensuing year that, combined with other sources of income, will pay the deficiency as well as the estimated expenses for the ensuing year. However, spending of additional appropriations historically has been accompanied by a reduction of disbursements, an increase in revenues, or both.

Wisconsin has experienced, and may experience in the future, times when its general fund has a negative cash position. To address this situation, the Secretary of Administration may reallocate up to 5% of the general purpose revenue appropriations that are currently in effect. Payments in this form must follow this preference: (i) payments of principal on Wisconsin general obligation debt must have first priority, and may not be prorated or reduced;
(ii) payments of principal and interest on operating notes have second priority and may not be prorated or reduced; (iii) payment of Wisconsin employee payrolls have third priority and may not be prorated or reduced; and (iv) all remaining payments shall be paid according to the priority established by the Secretary of Administration, and may not be prorated or reduced.

Possible federal budget cuts could also affect Wisconsin's economy. Future reductions in federal aid would have a more direct impact on individuals, local governments and service providers than on the state. The possible impact of such a proposal on the state would likely come in the form of the state being asked to increase the support of the affected parties.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, AND ULTRA SHORT-TERM INCOME FUNDS.
STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

THE FOLLOWING SECTION APPLIES TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, ULTRA SHORT-TERM MUNICIPAL INCOME, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND FUND, TAX-FREE MONEY, AND WISCONSIN TAX-FREE FUNDS ONLY.
TAXABLE SECURITIES

The Fund may invest up to 20% of its net assets in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including among others: (1) obligations issued or guaranteed, as to principal and interest, by the United States government, its agencies, or instrumentalities; (2) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (3) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Fund may invest; (4) investments in derivatives; and (5) repurchase agreements with respect to any of the foregoing instruments. For example, the Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of the Fund's shareholders. In addition, each Fund, except the Tax-Free Money and Wisconsin Tax-Free Funds, may invest up to 100% of its total assets in private activity bonds, the interest on which is a tax-preference item for taxpayers subject to the federal alternative minimum tax.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
TEMPORARY DEFENSIVE POSITION

The Fund may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objectives. Please note, the High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond, Ultra Short-Term Municipal Income, Short-Term High Yield Municipal, Short-Term Municipal Bond, and Wisconsin Tax-Free Funds do not invest in securities issued by foreign governments.

U.S. GOVERNMENT SECURITIES

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

o the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
o the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   government   provides   financial  support  to  such  U.S.
government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

The Fund will not invest more than 15% of its net assets (10% for money market Funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average effective portfolio maturity, the Fund (except money market Funds) will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature,
(2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes. Money market Funds will determine the maturity of floating- and variable-rate securities in accordance with Rule 2a-7 under the Investment Company Act of 1940.

THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             DIRECTORS AND OFFICERS

The Board of Directors of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Richard S. Strong (indicated below by an asterisk *) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 74 mutual funds ("Strong Funds"). Each director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board of Directors annually or as otherwise required.

All of the Directors who are not directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year.

*RICHARD S. STRONG (DOB 5/12/42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds since July 1994.

Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee
Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

STANLEY KRITZIK (DOB 1/9/30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

WILLIAM F. VOGT (DOB 7/19/47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association - Western Section and a Fellow of the American College of Medical Practice Executives.

NEAL MALICKY (DOB 9/14/34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

GORDON B. GREER (DOB 2/17/32), Director of the Strong Funds since March 2002.

Mr. Greer has been Of Counsel for Bingham McCutchen LLP, previously known as Bingham Dana LLP until July 1, 2002 ("Bingham McCutchen"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham McCutchen. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

SUSAN A. HOLLISTER (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

RICHARD W. SMIRL (DOB 4/18/67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

GILBERT L. SOUTHWELL III (DOB 4/13/54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.



JOHN W. WIDMER (DOB 1/19/65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

THOMAS M. ZOELLER (DOB 2/21/64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

                            Directors' Fund Ownership
                             As of December 31, 2001

                                                                                DIRECTOR

FUND
                                            ----------------------------------------------------------------------------------
                                            Richard      Willie D.   Gordon Greer    Stanley     Neal Malicky    William F.
                                            S.             Davis                     Kritzik                        Vogt
                                            Strong(1)
------------------------------------------- ----------- ------------ ------------- ------------- ------------- ---------------
Corporate Bond Fund                         Over        None         None          $1-$10,000    None          $1-$10,000
                                            $100,000
Government Securities Fund                  Over        None         None          $1-$10,000    None          $1-$10,000
                                            $100,000
Heritage Money Fund                         Over        None         $50,001-      Over          Over          $1-$10,000
                                            $100,000                  100,000      $100,000      $100,000
High-Yield Bond Fund                        Over        None         None          $1-$10,000    None          $50,001-100,000
                                            $100,000
High-Yield Municipal Bond Fund              Over        None         None          $1-$10,000    None          $1-$10,000
                                            $100,000
Intermediate Municipal Bond Fund            Over        None         None          None          None          None
                                            $100,000
Money Market Fund                           Over        None         None          None          None          $10,001-$50,000
                                            $100,000
Municipal Bond Fund                         Over        Over         None          $1-$10,000    None          $1-$10,000
                                            $100,000    100,000

Municipal Money Market Fund                 Over        Over         None          None          None          None

                                            $100,000    $100,000
Short-Term Bond Fund                        Over        None         None          $1-$10,000    None          $1-$10,000
                                            $100,000
Short-Term High-Yield Bond Fund             Over        None         None          $1-$10,000    None          None
                                            $100,000
Short-Term High Yield Municipal Fund        Over        None         None          None          None          None
                                            $100,000
Short-Term Municipal Bond Fund              Over        Over         None          $1-$10,000    None          $1-$10,000
                                            $100,000    $100,000
Tax-Free Money Fund                         Over        None         None          None          None          None
                                            $100,000
Ultra Short-Term Income Fund                Over        None         None          Over          None          $1-$10,000
                                            $100,000                               $100,000
Ultra Short-Term Municipal Income Fund      Over        None         None          None          None          $10,001-$50,000
                                            $100,000
Wisconsin Tax-Free Fund                     Over        None         None          None          None          None
                                            $100,000
Strong Family of Funds(2)                   Over        Over         Over          Over          Over          Over $100,000
                                            $100,000    $100,000     $100,000      $100,000      $100,000

(1) This Director is deemed an "interested person" as defined in the 1940 Act.

(2) The Strong Family of Funds includes 28 registered open-end management investment companies consisting of 74 mutual funds, including both the Strong Funds and the Strong Advisor Funds.


                          Aggregate Compensation Table
                  for the Fiscal Year Ended October 31, 2001(1)

                                                                         DIRECTOR(2)

FUND
                                            ----------------------------------------------------------------------
                                              Willie D.      Stanley    Neal Malicky   Marvin E.     William F.
                                                Davis      Kritzik(3)                  Nevins(4)       Vogt(5)
------------------------------------------- -------------- ------------ ------------- ------------- --------------

Corporate Bond Fund                                $3,914       $3,943        $3,914        $3,914         $4,285
Government Securities Fund                         $5,647       $5,548        $5,647        $5,647         $6,032
Heritage Money Fund                                $6,682       $6,732        $6,682        $6,682         $7,315
High-Yield Bond Fund                               $2,618       $2,640        $2,618        $2,618         $2,865
High-Yield Municipal Bond Fund                     $1,495       $1,506        $1,495        $1,495         $1,638
Intermediate Municipal Bond Fund(6)                   $25          $25           $25           $25          $25
Money Market Fund                                  $8,225       $8,414        $8,225        $8,225         $9,148
Municipal Bond Fund                                $1,034       $1,042        $1,034        $1,034         $1,133
Municipal Money Market Fund                       $10,914      $10,996       $10,914       $10,914        $11,946
Short-Term Bond Fund                               $4,816       $4,851        $4,816        $4,816         $5,274
Short-Term High-Yield Bond Fund                    $1,176       $1,185        $1,176        $1,176         $1,287
Short-Term High Yield Municipal Fund                 $511         $515          $511          $511           $556
Short-Term Municipal Bond Fund                     $1,270       $1,279        $1,270        $1,270         $1,390
Tax-Free Money Fund(7)                               $110         $110          $110          $110           $115
Ultra Short-Term Income Fund                      $10,238      $10,314       $10,238       $10,238        $11,209
Ultra Short-Term Municipal Income Fund             $6,136       $6,180        $6,136        $6,136         $6,719
Wisconsin Tax-Free Fund(8)                            $50          $50           $50           $50            $50
Strong Funds(9)                                  $140,189     $141,156      $140,189      $140,189       $153,238


(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board of Directors, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.
(2) Interested directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.
(3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(4)  Mr. Nevins retired from the Board of Directors effective February 11, 2002.

(5) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
(6) For the three-month fiscal period ended October 31, 2001. For the fiscal year ended October 31, 2002, the estimated amount of aggregate compensation is $130 for each of Mr. Davis, Mr. Kritzik, Mr. Malicky, and Mr. Nevins and $145 for Mr. Vogt.
(7) For the ten-month fiscal period ended October 31, 2001. For the fiscal year ended October 31, 2002, the estimated amount of aggregate compensation is $485 for each of Mr. Davis, Mr. Malicky, and Mr. Nevins, $490 for Mr. Kritzik, and $520 for Mr. Vogt.
(8) For the six-month fiscal period ended October 31, 2001. For the fiscal year ended October 31, 2002, the estimated amount of aggregate compensation is $205 for each of Mr. Davis, Mr. Kritzik, Mr. Malicky, and Mr. Nevins and $230 for Mr. Vogt.
(9) The Strong Funds include 28 registered open-end management investment companies consisting of 74 mutual funds, including both the Strong Funds and the Strong Advisor Funds. Aggregate compensation includes the amount paid to the Directors by the Strong Funds during each of their most recently completed fiscal period.


Unless otherwise noted below, as of November 30, 2002, the current officers and directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares. The Class C shares of the Government Securities Fund and Wisconsin Tax-Free Fund were not offered for sale until December 26, 2002.

                 FUND                              CLASS - SHARES(1)                           PERCENT
---------------------------------------- -------------------------------------- --------------------------------------

  Ultra Short-Term Income Fund          Institutional Class - 286,276                           1.26%


                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of November 30, 2002 no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares. The Class C shares of the Government Securities Fund and the Wisconsin Tax-Free Fund were not offered for sale until December 26, 2002.


                NAME AND ADDRESS                                 FUND - CLASS - SHARES                       PERCENT

------------------------------------------------- ----------------------------------------------------- -----------------

Charles Schwab & Co., Inc.                               Corporate Bond - Investor - 16,682,318              24.62%
101 Montgomery Street
San Francisco, CA  94104

Charles Schwab & Co., Inc.                                Corporate Bond - Advisor - 2,606,333               82.61%
101 Montgomery Street
San Francisco, CA  94104

Great West Life & Annuity Insurance Company                Corporate Bond - Advisor - 184,371                5.84%
8515 E. Orchard Rd.
Englewood, CO  80111

75% Equity Portfolio                                    Corporate Bond - Institutional - 823,743             17.39%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

50% Equity Portfolio                                    Corporate Bond - Institutional - 691,444             14.60%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

90% Equity Portfolio                                    Corporate Bond - Institutional - 575,289             12.15%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

60% Equity Portfolio                                    Corporate Bond - Institutional - 460,911             9.73%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

20% Equity Portfolio                                    Corporate Bond - Institutional - 389,716             8.23%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

35% Equity Portfolio                                    Corporate Bond - Institutional - 342,502             7.23%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

Strong Aggressive Portfolio                             Corporate Bond - Institutional - 320,153             6.76%
Oregon College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Strong Moderate Portfolio                               Corporate Bond - Institutional - 287,112             6.06%
Oregon College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Charles Schwab & Co., Inc                            Government Securities - Investor - 52,988,445           26.08%
101 Montgomery St.
San Francisco, CA  94104

Merrill Lynch Pierce Fenner & Smith, Inc.            Government Securities - Investor - 14,428,810           7.10%
Merrill Lynch Financial Data Services
4800 Deer Lake Dr.
Jacksonville, FL  32246

Charles Schwab & Co., Inc                             Government Securities - Advisor - 6,496,981            65.13%
101 Montgomery St.
San Francisco, CA  94104

Transamerica Life Insurance and Annuity Company       Government Securities - Advisor - 2,453,311            24.49%
1150 S. Olive Street - Suite T1005
Los Angeles, CA  90015

First American Trust Co. TR                        Government Securities - Institutional - 1,080,155         11.65%
421 N. Main Street
Santa Ana, CA  92701

HSBC Bank USA TR                                   Government Securities - Institutional - 1,014,774         10.95%
P.O. Box 1329
Buffalo, NY  14240

Charles Schwab & Co., Inc                           Government Securities - Institutional - 991,321          10.69%
101 Montgomery St.
San Francisco, CA  94104

Balanced Portfolio                                  Government Securities - Institutional - 943,176          10.18%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Emre & Co.                                          Government Securities - Institutional - 609,971          6.58%
P.O. Box 1408
Milwaukee, WI  53201

50% Equity Portfolio                                Government Securities - Institutional - 588,850          6.35%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

Bond Portfolio                                      Government Securities - Institutional - 489,745          5.28%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

US Clearing Corp.                                       Heritage Money - Investor - 144,977,474              14.48%
26 Broadway
New York, NY  10004

RIH Construction Disbursement                            Heritage Money - Advisor - 12,023,733               99.31%
100 Plaza One
Jersey City, NJ  07311

The Bank of New York                                  Heritage Money - Institutional - 200,000,000           14.77%
As Agent for its Securities
32 Old Slip
New York, NY  10286

Strong Opportunity Fund, Inc.                         Heritage Money - Institutional - 177,000,000           13.07%
Institutional Cash Management Group
P.O. Box 782
Milwaukee, WI  53201

Strong Common Stock Fund, Inc.                        Heritage Money - Institutional - 154,500,000           11.41%
Institutional Cash Management Group
P.O. Box 782
Milwaukee, WI  53201

Wall Street Portfolio Advisors                        Heritage Money - Institutional - 125,000,000           9.23%
32 Old Slip
New York, NY  10005

Orange County Treasurer                               Heritage Money - Institutional - 118,019,000           8.72%
Investment Pool
12 Civic Center PLZ
Santa Ana, CA  92701

Orange County Treasurer                               Heritage Money - Institutional - 105,174,000           7.77%
OCEID TTC
12 Civic Center PLZ
Santa Ana, CA  92701

Strong Advisor Small Cap Value                        Heritage Money - Institutional - 78,000,000            5.76%
P.O. Box 782
Milwaukee, WI  53201

Charles Schwab & Co., Inc                               High Yield Bond - Investor - 20,831,151              29.92%
101 Montgomery St.
San Francisco, CA  94104

Charles Schwab & Co., Inc                                High Yield Bond - Advisor - 2,611,098               92.86%
101 Montgomery St.
San Francisco, CA  94104

Deseret Mutual Benefit Administrators                 High Yield Bond - Institutional - 3,499,245            60.55%
60 E. South Temple
Salt Lake City, UT  84111

National Financial Services Corp.                      High Yield Bond - Institutional - 513,657             8.89%
One World Financial Center
200 Liberty St.
New York, NY  10281

Temp Master Fund LP                                    High Yield Bond - Institutional - 328,549             5.69%
C/O JD Capital Management
2 Greenwhich Plaza
Greenwhich, CT  06830

Charles Schwab & Co., Inc                              High Yield Bond - Institutional - 317,235             5.49%
101 Montgomery St.
San Francisco, CA  94104

LaSalle Bank National Association                      High Yield Bond - Institutional - 303,634             5.25%
P.O. Box 1443
Chicago, IL  60690

McAllen Fireman's Pension & Relief Fund                High Yield Bond - Institutional - 290,268             5.02%
101 S. Bicentennial Blvd.
McAllen, TX  78501

Charles Schwab & Co., Inc                           High Yield Municipal Bond - Investor - 3,928,858         17.82%
101 Montgomery St.
San Francisco, CA  94104

Irwin Samelman TR                                   Intermediate Municipal Bond - Investor - 667,939         20.00%
Irwin Samelman Family Trust
89 Princeville Lane
Las Vegas, NV  89113

Strong Investments, Inc.                            Intermediate Municipal Bond - Investor - 345,334         10.34%
100 Heritage Reserve
Menomonee Falls, WI  53051

US Clearing                                         Intermediate Municipal Bond - Investor - 251,371         7.53%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY  10004

US Clearing Corp.                                        Money Market - Investor - 244,520,896               11.96%
26 Broadway
New York, NY  10004

Emre & Co.                                               Money Market - Investor - 162,834,195               7.96%
P.O. Box 1408
Milwaukee, WI  53201

Charles Schwab & Co., Inc                                Municipal Bond - Investor - 2,241,299               8.35%
101 Montgomery St.
San Francisco, CA  94104

Southwest Bank of Texas NA                          Municipal Money Market - Investor - 159,500,245          7.40%
P.O. Box 27459
Houston, TX  77227

US Clearing Corp.                                   Municipal Money Market - Investor - 111,664,996          5.18%
26 Broadway
New York, NY  10004

Charles Schwab & Co., Inc                               Short-Term Bond - Investor - 17,299,832              17.54%
101 Montgomery St.
San Francisco, CA  94104

Charles Schwab & Co., Inc                                Short-Term Bond - Advisor - 1,012,323               91.32%
101 Montgomery St.
San Francisco, CA  94104

Gene A. Salmon                                         Short-Term Bond - Institutional - 876,341             13.62%
DBA G-S Service Co.
P.O. Box 308
Urbana, IL  61803

Bond Portfolio                                         Short-Term Bond - Institutional - 503,804             7.83%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Emre & Co.                                             Short-Term, Bond - Institutional - 450,054            6.99%
P.O. Box 1408
Milwaukee, WI  53201

20% Equity Portfolio                                   Short-Term Bond - Institutional - 426,504             6.63%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

Muhlenberg College                                     Short-Term Bond - Institutional - 425,873             6.62%
2400 W. Chew Street
Allentown, PA  18104

50% Equity Portfolio                                   Short-Term Bond - Institutional - 378,620             5.88%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

Charles Schwab & Co., Inc                          Short-Term High Yield Bond - Investor - 6,598,484         26.79%
101 Montgomery St.
San Francisco, CA  94104

Strong Investments, Inc.                           Short-Term High Yield Bond - Investor - 2,700,768         10.97%
100 Heritage Reserve
Menomonee Falls, WI  53051

Charles Schwab & Co., Inc                           Short-Term High Yield Bond - Advisor - 3,362,090         95.86%
101 Montgomery St.
San Francisco, CA  94104

Dean V. White                                         Short-Term High Yield Municipal - Investor -           30.11%
1000 E. 80th Place                                                     4,060,051
Merriville, IN  46410

Charles Schwab & Co., Inc                             Short-Term High Yield Municipal - Investor -           12.39%
101 Montgomery St.                                                     1,671,482
San Francisco, CA  94104

Charles Schwab & Co., Inc                           Short-Term Municipal Bond - Investor - 7,923,478         12.98%
101 Montgomery St.
San Francisco, CA  94104

SkyWest, Inc.                                       Short-Term Municipal Bond - Investor - 4,613,471         7.56%
444 S. River Rd.
St. George, UT  84790

US Clearing Corp.                                       Tax-Free Money - Investor - 113,449,537              15.08%
26 Broadway
New York, NY  10004

Charles Schwab & Co., Inc                           Ultra Short-Term Income - Investor - 45,271,584          20.83%
101 Montgomery St.
San Francisco, CA  94104

Charles Schwab & Co., Inc                            Ultra Short-Term Income - Advisor - 8,738,745           82.98%
101 Montgomery St.
San Francisco, CA  94104

Deutsche Bank Trust Co. Americas                  Ultra Short-Term Income - Institutional - 4,200,933        18.43%
Church Street Station
P.O. Box 9005
New York, NY  10008

Charles Schwab & Co., Inc                         Ultra Short-Term Income - Institutional - 3,486,546        15.30%
101 Montgomery St.
San Francisco, CA  94104

Dean V. White                                     Ultra Short-Term Income - Institutional - 3,443,826        15.11%
1000 E. 80th Place
Merriville, IN  46410

Wells Fargo Bank MN                               Ultra Short-Term Income - Institutional - 1,459,901        6.41%
P.O. Box 1533
Minneapolis, MN  55480

Charles Schwab & Co., Inc                            Ultra Short-Term Municipal Income - Investor -          12.34%
101 Montgomery St.                                                     32,003,568
San Francisco, CA  94104

US Clearing                                          Ultra Short-Term Municipal Income - Investor -          5.70%
A Division of Fleet Securities, Inc.                                   14,783,738
26 Broadway
New York, NY  10004

Charles Schwab & Co., Inc                            Ultra Short-Term Municipal Income - Advisor -           88.51%
101 Montgomery St.                                                     5,149,928
San Francisco, CA  94104

Charles Schwab & Co., Inc                         Ultra Short-Term Municipal Income - Institutional -        31.41%
101 Montgomery St.                                                     23,293,720
San Francisco, CA  94104

US Clearing                                            Wisconsin Tax-Free - Investor - 1,379,802             21.31%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY  10004

Charles Schwab & Co., Inc                               Wisconsin Tax-Free - Investor - 473,895              7.32%
101 Montgomery St.
San Francisco, CA  94104

Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Mr. Strong is the Chief Investment Officer, Chairman, and a Director of the Advisor, Ms. Hollister is Associate Counsel of the Advisor, Mr. Smirl is Senior Counsel, Assistant Executive Vice President, and Assistant Secretary of the Advisor, Mr. Southwell is Associate Counsel of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Executive Vice President, Chief Financial Officer, and Secretary of the Advisor. As of October 31, 2002, the Advisor had over $38 billion under management.


The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

The Board of Directors last reviewed the Advisory Agreement on May 4, 2001. In its review, the Board of Directors was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements, the proposed changes in the scope of services to be provided to the Fund by the Advisor and the impact of the proposed changes on each Fund's total expense ratio; (iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement, and, with respect to the non-investment advisory services that the Advisor would no longer provide the Fund under the Advisory Agreement, the ability of the Fund to continue to obtain the same type and quality of services on fair and reasonable terms, including cost, from affiliates of the Advisor or other service providers; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

On July 23, 1999 for the Corporate Bond, Government Securities, and Short-Term Bond Funds, on January 28, 2000 for the Heritage Money, High-Yield Bond, High-Yield Municipal Bond, Municipal Bond, Short-Term High Yield Municipal,
Short-Term Municipal Bond Short-Term High Yield Bond, and Ultra Short-Term Income Funds, on May 5, 2000 for the Ultra Short-Term Municipal Income Fund, and on May 4, 2001, for the Money Market, Municipal Money Market, and Tax-Free Money Funds, the Board of Directors of the Fund determined that certain administrative services provided by the Advisor under the then-current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board of Directors also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then-existing class of shares is, at a minimum, the same services as those provided under the then-current Advisory Agreement for the then-existing class of shares, and the quality of those services is the same.

As a result of these arrangements, the following changes to the management fees were made. The management fee paid was reduced by 0.25% of the average daily net asset value effective August 31, 1999 for the Corporate Bond, Government Securities, High-Yield Bond, Short-Term Bond, and Short-Term High Yield Bond Funds and effective February 29, 2000 for the High-Yield Municipal Bond, Municipal Bond, Short-Term High Yield Municipal, and Short-Term Municipal Bond Funds. The management fee paid by the Ultra Short-Term Income Fund was reduced by 0.25% of the average daily net asset value of the Fund, effective August 31, 1999 and was further reduced 0.05% effective July 31, 2000. The management fee paid by the Ultra Short-Term Municipal Income Fund was reduced by 0.30% of the average daily net asset value of the Fund, effective July 31, 2000. The management fee paid by the Heritage Money Fund was reduced by 0.35% of the average daily net asset value of the Fund, effective March 31, 2000, and was reduced the same amount for the Money Market, Municipal Money Market, and Tax-Free Money Funds, effective July 23, 2001.

Because the Advisor and Institutional class shares of the Corporate Bond, Government Securities, Short-Term Bond, and Ultra Short-Term Income Funds were first offered for sale on August 31, 1999, the Advisor class shares of the High-Yield Bond and Short-Term High Yield Bond Funds were first offered for sale on February 29, 2000, the Advisor and Institutional class shares of the Heritage Money Fund were first offered on March 31, 2000, the Institutional class shares of the Ultra Short-Term Municipal Income Fund were first offered on July 31, 2000, the Advisor class shares of the Ultra Short-Term Municipal Income Fund were first offered on October 2, 2000, and the Institutional class shares of the High-Yield Bond Fund were first offered on July 31, 2001, these classes were not affected by those arrangements.

On May 4, 2001, the Board of Directors approved the following changes to the Amended Advisory Agreement, which were approved by shareholders on July 20, 2001, for all Funds, except the Government Securities, Intermediate Municipal Bond, and Wisconsin Tax-Free Funds, and on July 30, 2001 for the Government Securities Fund. The revised Advisory Agreement for each Fund, except the Heritage Money, Money Market, Municipal Money Market, and Tax-Free Money Funds, calls for the management fee to be calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels. The specific asset levels at which management fees are reduced for these Funds are described below. The revised Advisory Agreement eliminated a 2% cap on expenses, which had been included in the Amended Advisory Agreement for all Funds except the Tax-Free Money Fund under a state law requirement that has since been repealed. In addition, under the revised Advisory Agreement for all Funds, the management fee is accrued and payable daily, while under the Amended Advisory Agreement the management fee was accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion.

As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and may voluntarily absorb expenses for the Fund.

FUND                                           CURRENT ANNUAL RATE               PRIOR ANNUAL RATE
---------------------------------------------- --------------------------------- ---------------------------------
Corporate Bond Fund                            0.375%                            0.625% (Prior to 8/31/99)
Government Securities Fund                     0.35%                             0.60% (Prior to 8/31/99)
Heritage Money Fund                            0.15%                             0.50% (Prior to 3/31/00)
High-Yield Bond Fund                           0.375%                            0.625% (Prior to 8/31/99)
High-Yield Municipal Bond Fund                 0.35%                             0.60% (Prior to 2/29/00)
Intermediate Municipal Bond Fund               0.37%                             Not Applicable

Money Market Fund                              0.15%                             0.50% (Prior to 7/23/01)
Municipal Bond Fund                            0.35%                             0.60% (Prior to 2/29/01)
Municipal Money Market Fund                    0.15%                             0.50% (Prior to 7/23/01)
Short-Term Bond Fund                           0.375%                            0.625% (Prior to 8/31/99)
Short-Term High Yield Bond Fund                0.375%                            0.625% (Prior to 8/31/99)
Short-Term High Yield Municipal Fund           0.35%                             0.60% (Prior to 2/29/01)
Short-Term Municipal Bond Fund                 0.25%                             0.50% (Prior to 2/29/01)
Tax-Free Money Fund                            0.15%                             0.50% (Prior to 7/23/01)
Ultra Short-Term Income Fund                   0.30%                             0.60% (Prior to 8/31/99)

                                                                                 0.35% (8/31/99 - 7/30/00)
Ultra Short-Term Municipal Income Fund         0.30%                             0.60% (Prior to 7/31/00)
Wisconsin Tax-Free Fund                        0.37%                             Not Applicable

In addition, the Funds shown below are subject to the following breakpoint schedule.

                                                            CURRENT ANNUAL MANAGEMENT FEE RATE
---------------------------------------- --------------------------------------------------------------------------
                                                                 AVERAGE DAILY NET ASSETS
---------------------------------------- ------------------- -------------------------- ---------------------------
                                          FOR ASSETS UNDER         FOR THE NEXT                 FOR ASSETS
FUND                                         $4 BILLION        $2 BILLION IN ASSETS        $6 BILLION AND ABOVE
---------------------------------------- ------------------- -------------------------- ---------------------------
Corporate Bond Fund                            0.375%                  0.35%                      0.325%
Government Securities Fund                     0.35%                  0.325%                      0.30%
High-Yield Bond Fund                           0.375%                  0.35%                      0.325%
High-Yield Municipal Bond Fund                 0.35%                  0.325%                      0.30%
Intermediate Municipal Bond Fund               0.37%                  0.345%                      0.32%
Municipal Bond Fund                            0.35%                  0.325%                      0.30%
Short-Term Bond Fund                           0.375%                  0.35%                      0.325%
Short-Term High Yield Bond Fund                0.375%                  0.35%                      0.325%
Short-Term High Yield Municipal Fund           0.35%                  0.325%                      0.30%
Short-Term Municipal Bond Fund                 0.25%                  0.225%                      0.20%
Ultra Short-Term Income Fund                   0.30%                  0.275%                      0.25%
Ultra Short-Term Municipal Income Fund         0.30%                  0.275%                      0.25%
Wisconsin Tax-Free Fund                        0.37%                  0.345%                      0.32%

The Fund paid the following management fees for the time periods indicated:

                                                                                           MANAGEMENT FEE
      FISCAL YEAR ENDED           MANAGEMENT FEE ($)            WAIVER($)                 AFTER WAIVER ($)
------------------------------- ----------------------- --------------------------- -----------------------------

Corporate Bond Fund

10/31/99                                    5,046,206                           0                   5,046,206
10/31/00                                    3,283,128                           0                   3,283,128
10/31/01                                    4,289,846                           0                   4,289,846

Government Securities Fund

10/31/99                                    7,481,765                           0                   7,481,765
10/31/00                                    4,432,845                           0                   4,432,845
10/31/01                                    5,177,814                           0                   5,177,814

Heritage Money Fund

2/28/99                                      7,652,154                   2,785,677                   4,866,477
2/29/00                                      7,536,424                   1,824,825                   5,711,599
10/31/00(1)                                  2,029,349                     143,101                   1,886,248
10/31/01                                     2,816,454                           0                   2,816,454

High-Yield Bond Fund

10/31/99                                     3,464,553                           0                   3,464,553
10/31/00                                     2,628,270                           0                   2,628,270
10/31/01                                     3,354,432                           0                   3,354,432

High-Yield Municipal Bond Fund

8/31/99                                      3,859,214                           0                   3,859,214
8/31/00                                      2,371,409                           0                   2,371,409
10/31/00(2)                                    147,556                           0                     147,556
10/31/01                                     1,129,155                           0                   1,129,155

Intermediate Municipal Bond Fund

10/31/01(3)                                      1,406                       1,406                           0





Money Market Fund

2/28/99(4)                                   3,174,056                           0                   3,174,056
2/29/00                                      9,554,939                           0                   9,554,939
10/31/00(1)                                  6,826,713                           0                   6,826,713
10/31/01                                     8,469,711                           0                   8,469,711

Municipal Bond Fund

8/31/99                                      2,168,588                           0                   2,168,588
8/31/00                                      1,427,897                           0                   1,427,897
10/31/00(2)                                    147,556                           0                     147,556
10/31/01                                       860,285                           0                     860,285

Municipal Money Market Fund

2/28/99                                     10,267,586                           0                  10,267,586
2/29/00                                     11,638,090                           0                  11,638,090
10/31/00(1)                                  9,199,417                           0                   9,199,417
10/31/01                                    11,698,928                           0                  11,698,928

Short-Term Bond Fund

10/31/99                                     7,635,090                           0                   7,635,090
10/31/00                                     4,458,692                           0                   4,458,692
10/31/01                                     4,887,840                           0                   4,887,840

Short-Term High Yield Bond Fund

10/31/99                                     1,165,909                           0                   1,165,909
10/31/00                                       986,307                           0                     986,307
10/31/01                                     1,360,896                           0                   1,360,896

Short-Term High Yield Municipal Fund

8/31/99                                        880,013                     458,998                     421,015
8/31/00                                        658,698                      89,790                     568,908
10/31/00(2)                                     78,041                           0                      78,041
10/31/01                                       453,466                           0                     453,466

Short-Term Municipal Bond Fund

8/31/99                                      1,379,237                           0                   1,379,237
8/31/00                                      1,049,689                           0                   1,049,689
10/31/00(2)                                    126,791                           0                     126,791
10/31/01                                       898,622                           0                     898,622

Tax-Free Money Fund

10/31/01(5)                                    269,434                           0                     269,434





Ultra Short-Term Income Fund

2/28/99                                     15,176,159                           0                  15,176,159
2/29/00                                     12,516,453                           0                  12,516,453
10/31/00(1)                                  5,456,678                           0                   5,456,678
10/31/01                                     9,091,788                           0                   9,091,788

Ultra Short-Term Municipal Income Fund

2/28/99                                      8,406,178                     424,023                   7,982,155
2/29/00                                     12,243,030                     209,102                  12,033,928
10/31/00(1)                                  5,043,516                      69,918                   4,973,598
10/31/01                                     4,525,644                           0                   4,525,644

Wisconsin Tax-Free Fund

10/31/01(6)                                     27,842                      27,842                           0

(1)  For the eight-month fiscal period ended October 31, 2000.
(2)  For the two-month fiscal period ended October 31, 2000.
(3)  For the three-month fiscal period ended October 31, 2001.
(4)  For the four-month fiscal period ended February 28, 1999.
(5)  For the ten-month fiscal period ended October 31, 2001.
(6)  For the six-month fiscal period ended October 31, 2001.

The organizational expenses for the Fund which were advanced by the Advisor and which will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception are listed below.

                           FUND                                              ORGANIZATIONAL EXPENSES

------------------------------------------------------------ ---------------------------------------------------------
Short-Term High Yield Bond Fund                                                          $2,027
Short-Term High Yield Municipal Fund                                                     $6,104

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the
Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an -investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department.

The Advisor provides investment advisory services for multiple clients through different types of investment accounts (E.G., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (E.G., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities  transactions,  to the extent  permitted by and  consistent  with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.

From time to time, the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.

From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.

For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

                                  ADMINISTRATOR

Effective November 30, 2001, the Fund entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator"), for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions as the Administration Agreement. Prior to November 30, 2001, the Fund had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided under the Advisory Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.


Each Fund, except the Tax-Free Money Fund, has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. Each multi-classed Fund has entered into separate administration agreements with the Administrator for each of its separate class of shares ("Administration Agreement - Investor Class," "Administration Agreement - Institutional Class," and "Administration Agreement - Advisor Class"). The High-Yield Municipal Bond, Intermediate Municipal Bond, Money Market, Municipal Bond, Municipal Money Market, Short-Term High Yield Municipal Fund, and Short-Term Municipal Bond Funds are authorized to offer Investor Class shares. The Corporate Bond, Heritage Money, High-Yield Bond, Ultra Short-Term Municipal Income, and Short-Term Bond, and Ultra Short-Term Income Funds are authorized to offer three classes of shares: Investor Class shares, Advisor Class shares, and Institutional Class shares. The Short-Term High Yield Bond Fund is authorized to offer two classes of shares: Investor Class and Advisor Class shares. The Wisconsin Tax-Free Fund is authorized to offer three classes of shares: Investor Class, Advisor Class, and Class C shares. The Government Securities Fund is authorized to offer four classes of shares: Investor Class, Advisor Class, Institutional Class and Class C shares.


The fees received and the services provided by the Administrator are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement.

ADMINISTRATION AGREEMENT - INVESTOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Investor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class shares, including Investor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class shareholders, and attending to routine correspondence and other communications with individual Investor Class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class shares of the Fund, earnings reports and other financial data;
(v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class shares may be effected, and certain other matters pertaining to the Investor Class shares; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of the Corporate Bond, Government Securities, High-Yield Bond, High-Yield Municipal Bond, Intermediate Municipal Bond, Municipal Bond , Short-Term Bond, Short-Term High Yield Bond, Short-Term High Yield Municipal, Short-Term Municipal Bond, and Wisconsin Tax-Free Funds under the Administration Agreement - Investor Class, the Advisor receives a fee from each Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Ultra Short-Term Municipal Income and Ultra Short-Term
Income Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.33% of the Funds' average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Heritage Money, Money Market, Municipal Money Market, and Tax-Free Money Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.37% of the Funds' average daily net assets. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to November 30, 2001, the Advisor provided administrative services to the Funds. Prior to July 23, 2001, the Advisor received a fee from the Ultra Short-Term Municipal Income and Ultra Short-Term Income Funds at the annual rate of 0.30%, from the Corporate Bond, High-Yield Bond, High-Yield Municipal Bond Fund, Municipal Bond Fund, Short-Term Bond, Short-Term High Yield Bond, Short-Term High Yield Municipal, and Short-Term Municipal Bond Funds at the annual rate of 0.25%, and from the Heritage Money Fund at the annual rate of 0.35% of the Funds' average daily net assets attributable to the Investor Class shares. Prior to July 31, 2001, the Advisor received a fee from the Government Securities Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares. Prior to April 12, 2001, the fees were computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - ADVISOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv)
supervising  the daily  pricing  of the  Fund's  investment  portfolios  and the publication  of the  respective  net asset values of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and
(xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares of the Ultra Short-Term Municipal Income Fund and the Ultra Short-Term Income Fund under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.33% of the Fund's average daily net assets attributable to the Advisor Class shares. For its services for the Advisor Class shares of the Heritage Money Fund under the Administration Agreement, the Administrator receives a fee from the Heritage Money Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Advisor Class shares. For its services for the Advisor Class shares of the Corporate Bond, Government Securities, High-Yield Bond, Short-Term Bond, Short-Term High Yield Bond, and Wisconsin Tax-Free Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to November 30, 2001, the Advisor provided administrative services to the Funds. Prior to July 23, 2001, the Advisor received a fee from the Ultra Short-Term Municipal Income and Ultra Short-Term Income Funds at the annual rate of 0.30% and from the Corporate Bond, High-Yield Bond, Short-Term Bond, and Short-Term High Yield Bond Funds at the annual rate of 0.25% of each Fund's average daily net assets attributable to the Advisor Class shares. Prior to July 31, 2001 the Advisor received a fee from the Government Securities Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class shares. Prior to April 12, 2001, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - INSTITUTIONAL CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the Distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares of the Corporate Bond, Government Securities, Heritage Money, High-Yield Bond, Ultra Short-Term Municipal Income, Short-Term Bond, and Ultra Short-Term Income Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator. Prior to November 30, 2001, the Advisor provided administrative services to the Fund. Prior to April 12, 2001, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - CLASS C

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Class C shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund; (ii) supervising preparation of the periodic updating of the Fund's registration statements, including prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the classes of shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, including the Custodian, DST and printers; (vi) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for shares; (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services under the Administration Agreement, the Administrator receives a fee from the Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to Class C shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE WISCONSIN TAX-FREE FUND - ADVISOR CLASS BECAUSE THIS FUND DOES NOT CURRENTLY OFFER THIS CLASS OF SHARES. THE TABLE DOES NOT CONTAIN INFORMATION ON THE CLASS C SHARES OF THE GOVERNMENT SECURITIES FUND AND WISCONSIN TAX-FREE FUND BECAUSE THIS CLASS OF SHARES WAS NOT OFFERED FOR SALE UNTIL DECEMBER 26, 2002.

The Fund paid the following administrative fees for the time period indicated:

                                                                                              ADMINISTRATIVE FEE
      FISCAL YEAR ENDED           ADMINISTRATIVE FEE ($)             WAIVER ($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Corporate Bond Fund - Investor Class(1)

10/31/99(2)                                         367,177                            0                      367,177
10/31/00                                          2,167,790                            0                    2,167,790
10/31/01                                          2,888,758                            0                    2,888,758

Corporate Bond Fund - Advisor Class(3)

10/31/99(2)                                               0                            0                            0
10/31/00                                             12,861                            0                       12,861
10/31/01                                             41,529                            0                       41,529

Corporate Bond Fund - Institutional Class(3)

10/31/99(2)                                               9                            0                            9
10/31/00                                                648                            0                          648
10/31/01                                              3,221                            0                        3,221

Government Securities Fund - Investor Class(1)

10/31/99(2)                                         555,829                            0                      555,829
10/31/00                                          3,135,994                            0                    3,135,994
10/31/01                                          3,688,007                            0                    3,688,007

Government Securities Fund - Advisor Class(3)

10/31/99(2)                                               0                            0                            0
10/31/00                                                147                            0                          147
10/31/01                                              9,730                            0                        9,730

Government Securities Fund - Institutional Class(3)

10/31/99(2)                                               2                            0                            2
10/31/00                                              2,414                            0                        2,414
10/31/01                                              9,357                            0                        9,357

Heritage Money Fund - Investor Class(4)

10/31/00(5)                                       2,896,681                    1,423,402                    1,473,279
10/31/01                                          5,050,797                    2,476,280                    2,574,517

Heritage Money Fund - Advisor Class(6)

10/31/00(5)                                               2                            2                            0
10/31/01                                              2,465                        2,462                            3





Heritage Money Fund - Institutional Class(6)

10/31/00(5)                                          18,313                       13,119                        5,194
10/31/01                                             88,833                       65,938                       22,895

High-Yield Bond Fund - Investor Class(1)

10/31/99(2)                                         252,390                            0                      252,390
10/31/00                                          1,752,093                            0                    1,752,093
10/31/01                                          2,291,200                            0                    2,291,200

High-Yield Bond Fund - Advisor Class(7)

10/31/00(8)                                              87                            0                           87
10/31/01                                             19,957                            0                       19,957

High-Yield Bond Fund - Institutional Class(9)

10/31/01(10)                                            285                            0                          285

High-Yield Municipal Bond Fund - Investor Class(11)(12)

8/31/00(13)                                         562,379                             0                     562,379
10/31/00(14)                                        180,790                             0                     180,790
10/31/01                                            843,906                             0                     843,906

Intermediate Municipal Bond Fund - Investor Class(9)

10/31/01(10)                                          1,068                         1,056                          12

Money Market Fund - Investor Class(15)

10/31/01(16)                                      2,111,020                             0                   2,111,020

Municipal Bond Fund - Investor Class(11)(12)

8/31/00(13)                                         349,719                             0                     349,719
10/31/00(14)                                        111,665                             0                     111,665
10/31/01                                            641,585                           110                     641,475

Municipal Money Market Fund - Investor Class(15)

10/31/01(16)                                      2,996,993                             0                   2,996,993

Short-Term Bond Fund - Investor Class(1)

10/31/99(2)                                         538,235                            0                      538,235
10/31/00                                          2,923,500                            0                    2,923,500
10/31/01                                          3,229,991                            0                    3,229,991

Short-Term Bond Fund - Advisor Class(3)

10/31/99(2)                                               0                            0                            0
10/31/00                                                 31                            0                           31
10/31/01                                              8,377                            0                        8,377

Short-Term Bond Fund - Institutional Class(3)

10/31/99(2)                                              81                            0                           81
10/31/00                                              3,914                            0                        3,914
10/31/01                                             10,830                            0                       10,830

Short-Term High Yield Bond Fund - Investor Class(1)

10/31/99(2)                                         105,543                            0                      105,543
10/31/00                                            657,497                            0                      657,497
10/31/01                                            920,397                            0                      920,397

Short-Term High Yield Bond Fund - Advisor Class(7)

10/31/00(8)                                              41                            0                           41
10/31/01                                             21,005                            0                       21,005

Short-Term High Yield Municipal Fund - Investor Class(11)(12)

8/31/00(13)                                         156,232                        25,727                     130,505
10/31/00(14)                                         57,494                        11,499                      45,995
10/31/01                                            339,121                        20,336                     318,785

Short-Term Municipal Bond Fund - Investor Class(11)(12)

8/31/00(13)                                         353,088                             0                     353,088
10/31/00(14)                                        130,272                             0                     130,272
10/31/01                                            950,372                             0                     950,372

Tax-Free Money Fund - Investor Class(15)

10/31/01(16)                                        128,684                         2,201                     126,483

Ultra Short-Term Income Fund - Investor Class(1)

2/29/00(2)                                        2,928,500                            0                    2,928,500
10/31/00(3)                                       3,839,586                            0                    3,839,586
10/31/01                                          7,617,166                            0                    7,617,166

Ultra Short-Term Income Fund - Advisor Class(4)

2/29/00(2)                                               33                            0                           33
10/31/00(3)                                              47                            0                           47
10/31/01                                            105,939                            0                      105,939

Ultra Short-Term Income Fund - Institutional Class(4)

2/29/00(2)                                           16,802                            0                       16,802
10/31/00(3)                                          43,753                            0                       43,753
10/31/01                                            108,832                            0                      108,832

Ultra Short-Term Municipal Income Fund - Investor Class(17)

10/31/00(18)                                        942,624                            0                      942,624
10/31/01                                          3,567,974                            0                    3,567,974

Ultra Short-Term Municipal Income Fund - Advisor Class(19)

10/31/00(20)                                             20                            0                           20
10/31/01                                              8,244                            2                        8,242

Ultra Short-Term Municipal Income Fund - Institutional Class(21)

10/31/00(18)                                         19,056                            0                       19,056
10/31/01                                             53,162                            0                       53,162

Wisconsin Tax-Free Fund - Investor Class(23)

10/31/01(24)                                         21,027                        21,027                           0

(1)  First applicable on August 31, 1999.
(2)  For the two-month fiscal period ended October 31, 1999.
(3)  First offered on August 31, 1999.
(4)  First applicable on March 31, 2000.
(5)  For the seven-month fiscal period ended October 31, 2000.
(6)  First offered on March 31, 2000.
(7)  First offered on February 29, 2000.
(8)  For the eight-month fiscal period ended October 31, 2000.
(9)  First offered on July 31, 2001.
(10) For the three-month fiscal period ended October 31, 2001.
(11) First applicable on February 29, 2000.
(12) These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into Investor Class shares on October 18, 2001.
(13) For the six-month fiscal period ended August 31, 2000.
(14) For the two-month fiscal period ended October 31, 2000.
(15) First applicable on July 23, 2001.
(16) For the three-month fiscal period ended October 31, 2001.
(17) First applicable on July 31, 2000.
(18) For the three-month fiscal period ended October 31, 2000.
(19) First offered on October 2, 2000.
(20) For the 30-day fiscal period ended October 31, 2000.
(21) First offered on July 31, 2000.
(22) For the six-month fiscal period ended October 31, 2000.
(23) First offered on April 6, 2001.
(24) For the six-month fiscal period ended October 31, 2001.

                                   DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which are offered on a continuous basis. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The Investor Class, Advisor Class, and Institutional Class shares of each Fund are offered on a "no-load" basis, which means that no sales commissions are charged on the purchases of these shares.

The offering price of Class C shares of the Fund is the net asset value and is subject to an annual distribution and servicing fee of 1.00%. The annual 1.00% distribution fee compensates the Distributor for paying the broker involved in the transaction, if any, a 1.00% up-front sales commission, which includes an advance of the first year's service fee. Class C shares are also subject to a 1.00% CDSC in certain circumstances. See Appendix C for more information on Class C shares.

Pursuant to a distribution plan adopted on behalf of the Advisor Class shares of the Corporate Bond, Heritage Money, High-Yield Bond, Ultra Short-Term Municipal Income, Short-Term Bond, Short-Term High Yield Bond, and Ultra Short-Term Income Funds; the Advisor Class and Class C shares of the Government Securities Fund, and the Investor and Advisor Class, and Class C shares of the Wisconsin Tax-Free Fund ("12b-1 shares") in accordance with Rule 12b-1 ("Rule 12b-1 Plan") under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the 12b-1 Investor and Advisor Class shares of each Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Payments made to the Distributor under the Rule 12b-1 Plan for the Class C shares are limited to payment at an annual rate equal to 1.00% of average daily net assets attributable to 12b-1 shares. The
Distributor is not compensated under the Distribution Agreement for the distribution of Fund shares unless the Fund participates in the Rule 12b-1 Plan.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

THE FOLLOWING SECTION ONLY APPLIES TO THE 12B-1 SHARES OF THE CORPORATE BOND, GOVERNMENT SECURITIES, HERITAGE MONEY, HIGH-YIELD BOND, ULTRA SHORT-TERM MUNICIPAL INCOME, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, ULTRA SHORT-TERM INCOME, AND WISCONSIN TAX-FREE FUNDS.

                                DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act, ("Rule 12b-1 Plan") on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor or others in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 Investor and Advisor Class shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor or others under the Distribution Agreement for the 12b-1 shares of the Fund may be spent for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund, the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell 12b-1 shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

INVESTOR AND ADVISOR CLASS SHARES. The Fund pays up to 0.25% per year of each Class' average daily net assets to the Distributor or others.

CLASS C SHARES. The Fund pays the Distributor up to 1.00% per year of the class' average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees also may be used to pay the Distributor for advancing commissions to securities dealers for the initial sale of Class C shares. The Distributor uses 12b-1 plan fees payable to it to pay third party financing entities that have provided financing to the Distributor in connection with advancing commissions to securities dealers.

The Rule 12b-1 Plan is known as a "compensation" plan because payments under the Rule 12b-1 Plan are made for services rendered to the Fund with respect to its 12b-1 shares regardless of the level of expenditures by the Distributor. The Board of Directors of the Fund, however, will take into account any expenditures made by the Distributor for purposes of both their quarterly review of the operation of the Rule 12b-1 Plan and in connection with their annual consideration of the Rule 12b-1 Plan's renewal.

In addition to the payments that the Distributor or others are entitled to under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the meaning of Rule 12b-1 under the Investment Company Act of 1940, as amended, then these payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board of Directors of the Fund, and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board of Directors of the Fund and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Under the Rule 12b-1 Plan, the Distributor will provide the Board of Directors of the Fund and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.

NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE WISCONSIN TAX-FREE FUND - ADVISOR CLASS BECAUSE THIS FUND DOES NOT CURRENTLY OFFER THIS CLASS OF SHARES. THE TABLE ALSO DOES NOT CONTAIN INFORMATION ON THE CLASS C SHARES OF THE GOVERNMENT SECURITIES FUND AND WISCONSIN TAX-FREE FUND BECAUSE THIS CLASS OF SHARES WAS NOT OFFERED UNTIL DECEMBER 26, 2002.

The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:

                                                                  ADVERTISING, PRINTING, AND
                                                                  MAILING OF PROSPECTUSES TO
                                              PAID BY                 OTHER THAN CURRENT            COMPENSATION TO
       FISCAL YEAR ENDED                      FUND ($)                  SHAREHOLDERS ($)            BROKER-DEALERS ($)
---------------------------------- ------------------------------ ---------------------------- ---------------------------

Corporate Bond Fund - Advisor Class(1)

10/31/99(2)                                               1                            0                            0
10/31/00                                             12,861                            0                       12,861
10/31/01                                             39,304                        4,706                       34,598








Government Securities Fund - Advisor Class(1)

10/31/99(2)                                               1                            0                            0
10/31/00                                                147                            0                          147
10/31/01                                              9,210                        2,336                        6,874

Heritage Money Fund - Advisor Class(3)

10/31/00(4)                                              22                            0                           22
10/31/01                                             30,727                        5,527                       25,199

High-Yield Bond Fund - Advisor Class(5)

10/31/00(6)                                              87                            0                           87
10/31/01                                             18,811                        2,868                       15,943

 Short-Term Bond Fund - Advisor Class(1)

10/31/99(2)                                               1                            0                            0
10/31/00                                                 31                            0                           31
10/31/01                                              7,765                        1,868                        5,897

Short-Term High Yield Bond Fund - Advisor Class(5)

10/31/00(6)                                              41                            0                           41
10/31/01                                             19,722                        3,458                       16,264

Ultra Short-Term Income Fund - Advisor Class(1)

2/29/00(9)                                               33                            0                           33
10/31/00(6)                                              43                            0                           43
10/31/01                                             83,670                       15,708                       67,962

Ultra Short-Term Municipal Income Fund - Advisor Class(7)

10/31/00(8)                                              16                            0                           16
10/31/01                                              6,816                        1,695                        5,121

(1)  First offered on August 31, 1999.
(2)  For the two-month fiscal period ended October 31, 1999.
(3)  First offered on March 31, 2000.
(4)  For the seven-month fiscal period ended October 31, 2000.
(5)  First offered on February 29, 2000.
(6)  For the eight-month fiscal period ended October 31, 2000.
(7)  First offered on October 2, 2000.
(8)  For the 30-day fiscal period ended October 31, 2000.
(9)  For the six-month fiscal period ended February 29, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board of Directors, which provide, in part, that the commission received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar offerings during a comparable time period.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

The  Advisor  may engage in  "step-out"  and  "give-up"  brokerage  transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.

When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board of Directors, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commission paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

 With respect to the Fund's  foreign  equity  investing,  if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives and restrictions, tolerance for risk and high portfolio turnover and tax situation; the investment merits of the IPO; the account's current holdings and the availability of funds to make the investment; whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction and other costs to the client making the investment. The team also may consider the account's past participation in IPOs and secondary offerings; brokerage commissions and mark-ups or mark-downs generated by trading for the account; and any other indicators of the client's contribution to the availability of the IPO investment opportunity. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. When a Fund is small, IPOs may greatly increase the Fund's total returns. But, as the Fund grows larger, the Fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor usually is limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability of specific "hot issue" IPOs or "hot issue" IPOs generally to the Advisor.

Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated by the trading desk among the participating portfolio manager teams in accordance with pre-established percentages for each team. The trading desk then reallocates each team's percentage among those team clients participating in the order PRO RATA according to the number of shares ordered for each client, subject to rounding up or down to eliminate odd lots or de minimis amounts. The percentages of each limited availability IPO, typically a "hot issue," allocated to each team are fixed in advance, based on the amount of assets under management by each team and other indicators of a team's overall contribution to IPO deal flow, including brokerage generated and the team's overall trading and investing pattern. Team allocation percentages are periodically reevaluated and adjusted if appropriate, generally at intervals of six months or more. In addition, a separate, fixed portion of the percentage allocation of the portfolio manager team that manages the Advisor's private investment companies, or "hedge funds," is specifically designated to go to the hedge funds. Like the team level allocations, the amount designated for the hedge funds is determined in advance and is subject to periodic reevaluation and adjustment. It is designed to recognize the significant contribution made by the trading and investing of the hedge funds to IPO deal flow to the Advisor.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities among its clients in equal amounts or PRO RATA based on the size of an account's assets. Under the Advisor's IPO allocation procedures, certain clients, including the hedge funds, may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. These differences in IPO allocations result from, among other things, (1) different judgments made by each portfolio manager team at the time an IPO investment opportunity arises as to whether it would be a desirable and appropriate investment for each particular client and (2) the fact that the Advisor's IPO allocation procedures permit those clients who contribute more to "hot issue" deal flow to receive greater allocations of limited availability "hot issue" IPOs in proportion to the size of their accounts than may be allocated to other clients.

The Advisor also has a policy of blocking further purchases of IPOs for certain client accounts when the portion of the account's total return for the trailing four-calendar-quarter period-to-date that is attributable to IPO investments exceeds certain percentage limits. The restriction remains in place until IPO-driven performance falls below the percentage limits. This policy is designed to help ensure that the Advisor does not attract separate account clients or fund investors on the basis of IPO-driven performance that the Advisor may not be able to sustain or replicate. The blocking policy is applied only to those registered investment companies and separate account clients whose performance is advertised or included in composites of account performance used to market the Advisor's services. The hedge funds managed by the Advisor are not subject to these limits.

The Advisor's policies and procedures generally result in greater IPO allocations (as a percentage of client assets under management) to the hedge funds and to other clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings. As do the hedge funds, these clients may pay the Advisor higher account management fees, including performance fees.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

The Fund paid the following brokerage commissions for the time periods indicated:

                     FISCAL YEAR ENDED                                      BROKERAGE COMMISSIONS ($)
------------------------------------------------------------ ---------------------------------------------------------

Corporate Bond Fund

10/31/99                                                                               199,168
10/31/00                                                                               126,482
10/31/01                                                                               142,778

Government Securities Fund

10/31/99                                                                               106,300
10/31/00                                                                               314,044
10/31/01                                                                               357,607

Heritage Money Fund

2/28/99                                                                                      0
2/29/00                                                                                      0
10/31/00(1)                                                                                  0
10/31/01                                                                                     0

High-Yield Bond Fund

10/31/99                                                                                34,164
10/31/00                                                                                 1,200
10/31/01                                                                                14,944

High-Yield Municipal Bond Fund

8/31/99                                                                                 18,021
8/31/00                                                                                     12
10/31/00(2)                                                                                  0
10/31/01                                                                                10,474

Intermediate Municipal Bond Fund

10/31/01(3)                                                                                180

Money Market Fund

2/28/99(4)                                                                                   0
2/29/00                                                                                      0
10/31/00(1)                                                                                  0
10/31/01                                                                                     0


Municipal Bond Fund

8/31/99                                                                                  8,196
8/31/00                                                                                     31
10/31/00(2)                                                                              6,436
10/31/01                                                                                28,217

Municipal Money Market Fund

2/28/99                                                                                      0
2/29/00                                                                                      0
10/31/00(1)                                                                                  0
10/31/01                                                                                     0

Short-Term Bond Fund

10/31/99                                                                               145,602
10/31/00                                                                                86,933
10/31/01                                                                                66,222

Short-Term High Yield Bond Fund

10/31/99                                                                                 1,388
10/31/00                                                                                     0
10/31/01                                                                                 8,870

Short-Term High Yield Municipal Fund

8/31/99                                                                                  1,932
8/31/00                                                                                      5
10/31/00(2)                                                                                455
10/31/01                                                                                 1,366

Short-Term Municipal Bond Fund

8/31/99                                                                                      0
8/31/00                                                                                      4
10/31/00(2)                                                                                455
10/31/01                                                                                 9,092

Tax-Free Money Fund

10/31/01(5)                                                                                  0

Ultra Short-Term Income Fund

2/28/99                                                                                276,758
2/29/00                                                                                 66,060
10/31/00(1)                                                                             25,746
10/31/01                                                                                61,565

Ultra Short-Term Municipal Income Fund

2/28/99                                                                                      0
2/29/00                                                                                  5,075
10/31/00(1)                                                                              2,980
10/31/01                                                                                 1,518

Wisconsin Tax-Free Fund

10/31/01(6)                                                                                410

(1)  For the eight-month fiscal period ended October 31, 2000.
(2)  For the two-month fiscal period ended October 31, 2000.
(3)  For the three-month fiscal period ended October 31, 2001.
(4)  For the four-month fiscal period ended February 28, 1999.
(5)  For the ten-month fiscal period ended October 31, 2001.
(6)  For the six-month fiscal period ended October 31, 2001.

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

        REGULAR BROKER OR DEALER (OR PARENT) ISSUER              VALUE OF SECURITIES OWNED AS OF OCTOBER 31, 2001
------------------------------------------------------------ ---------------------------------------------------------
Salomon Smith Barney, Inc.                                   $23,000,000 (Heritage Money)
Goldman, Sachs, & Company                                    $18,184,000 (Heritage Money)
Morgan Stanley Dean Witter & Company                         $4,491,000 (Heritage Money)

Credit Suisse First Boston Corporation                       $30,705,000 (Money Market)
Goldman, Sachs & Company                                     $26,076,000 (Money Market)
Morgan Stanley Dean Witter & Company                         $23,452,000 (Money Market)
Salomon Smith Barney, Inc.                                   $18,398,000 (Money Market)
Lehman Brothers, Inc.                                        $52,375,000 (Municipal Money Market)
Salomon Smith Barney, Inc.                                   $11,890,000 (Short-Term Bond)
J.P. Morgan Chase & Company                                  $38,022,000 (Ultra Short-Term Income)
Bear, Stearns & Company, Inc.                                $19,565,000 (Ultra Short-Term Income)
Salomon Smith Barney, Inc.                                   $4,443,000 (Ultra Short-Term Income)


The table below shows the following Fund's portfolio turnover rate for the last two fiscal periods.

FUND                                                   OCTOBER 31, 2001       OCTOBER 31, 2000
------------------------------------------------- ---------------------- ----------------------
Corporate Bond                                                   341.4%                 293.9%
Government Securities                                            552.2%                 373.3%
High-Yield Bond                                                  114.4%                 103.8%
High-Yield Municipal Bond                                         24.9%                1.4%(1)
Intermediate Municipal Bond                                   114.6%(2)                     NA
Municipal Bond                                                   118.3%                7.2%(1)
Short-Term Bond                                                  129.3%                  94.1%
Short-Term High Yield Bond                                        72.9%                  66.8%
Short-Term High Yield Municipal                                   62.8%                6.0%(1)
Short-Term Municipal Bond                                         73.7%                8.9%(1)
Ultra Short-Term Income                                           69.6%               38.4%(3)
Ultra Short-Term Municipal Income                                 71.3%               36.5%(3)
Wisconsin Tax-Free                                             53.8%(4)                     NA

(1)  For the two-month fiscal period ended October 31, 2000.
(2)  For the three-month fiscal period ended October 31, 2001.
(3)  For the eight-month fiscal period ended October 31, 2000.
(4)  For the six-month fiscal period ended October 31, 2001.

                                    CUSTODIAN

 As custodian of the Funds' assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board of Directors and subject to the rules of the SEC, may have sub-custodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Funds.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Administrator is compensated as follows:

-------------------------------------- -------------------------------------------------------------------------------
        FUND TYPE/SHARE CLASS                                              FEE(1)
-------------------------------------- -------------------------------------------------------------------------------
Investor Class shares of Money Funds   $32.50 annual open account fee, $4.20 annual closed account fee.
-------------------------------------- -------------------------------------------------------------------------------
Advisor Class shares of Money          0.20% of the average daily net asset value of all Advisor Class shares.
Funds(2)
-------------------------------------- -------------------------------------------------------------------------------
Institutional Class shares of Money    0.015% of the average daily net asset value of all Institutional Class shares.
Funds
-------------------------------------- -------------------------------------------------------------------------------
Investor  Class  shares of Income Funds  $31.50  annual open account fee,  $4.20 annual closed account fee.
-------------------------------------- -------------------------------------------------------------------------------
Advisor Class shares of Income Funds   0.20% of the average daily net asset value of all Advisor Class shares.
-------------------------------------- -------------------------------------------------------------------------------
Institutional Class shares of Income   0.015% of the average daily net asset value of all Institutional Class shares.
Funds
-------------------------------------- -------------------------------------------------------------------------------
Class C shares                         0.20% of the average daily net asset value of all Class C shares.
-------------------------------------- -------------------------------------------------------------------------------

(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.
(2) Excluding the Strong Heritage Money Fund. The fee for the Heritage Money Fund is 0.015% of the average daily net asset value of all Advisor Class shares.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees to third parties that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.

NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE WISCONSIN TAX-FREE FUND - ADVISOR CLASS BECAUSE THE FUND DOES NOT CURRENTLY OFFER THESE SHARES. THE TABLE ALSO DOES NOT CONTAIN INFORMATION ON THE CLASS C SHARES OF THE GOVERNMENT SECURITIES FUND AND WISCONSIN TAX-FREE FUND BECAUSE THIS CLASS OF SHARES WAS NOT OFFERED UNTIL DECEMBER 26, 2002.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services:

                                           OUT-OF-POCKET     PRINTING/MAILING                       TOTAL COST AFTER
        FUND               FEE($)           EXPENSES ($)       SERVICES ($)         WAIVER ($)         WAIVER ($)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Corporate Bond Fund - Investor Class

10/31/99                      1,775,735              79,907              5,140                   0          1,860,782
10/31/00                      2,073,570              48,801              2,310                   0          2,124,681
10/31/01                      2,767,048              28,729            335,012                   0          3,130,789

Corporate Bond Fund - Advisor Class(1)

10/31/99(2)                           0                   0                  0                   0                  0
10/31/00                         10,289                   4                  0                   0             10,293
10/31/01                         31,443                  64             25,338                 621             56,224

Corporate Bond Fund - Institutional Class(1)

10/31/99(2)                          14                   0                  0                   0                 14
10/31/00                            486                 190                  0                   0                676
10/31/01                          2,416               4,632              2,609                   0              9,657

Government Securities Fund - Investor Class

10/31/99                      2,369,342              94,520              4,458                   0          2,468,320
10/31/00                      3,059,977              39,191              1,975                   0          3,101,143
10/31/01                      3,672,977              17,446            284,357                   0          3,974,780

Government Securities Fund - Advisor Class(1)

10/31/99(2)                           0                   0                  0                   0                  0
10/31/00                            118                  14                  0                   0                132
10/31/01                          7,243                  51              9,356                1326             15,324

Government Securities Fund - Institutional Class(1)

10/31/99(2)                           1                   0                  0                   0                  1
10/31/00                          1,811                 180                  0                   0              1,991
10/31/01                          7,018               3,903             22,261                   0             33,182

Heritage Money Fund - Investor Class

2/28/99                         429,562             437,379              6,934             873,875                  0
2/29/00                         400,608             240,845              1,629             643,082                  0
10/31/00(3)                     306,992             170,967                745              34,330            444,374
10/31/01                        458,452              92,223            148,869                   3            699,541





Heritage Money Fund - Advisor Class(4)

10/31/00(5)                           1                  28                  0                   1                 28
10/31/01                          1,849               8,834             16,531              10,079             17,135

Heritage Money Fund - Institutional Class(4)

10/31/00(5)                      13,736               3,645                  0              13,713              3,668
10/31/01                         66,625              60,949             32,044              81,404             78,214

High-Yield Bond Fund - Investor Class

10/31/99                        904,780              52,097              3,710                   0            960,587
10/31/00                      1,242,643              31,807              1,543                   0          1,275,993
10/31/01                      1,756,129              15,036            251,667                   0          2,022,832

High-Yield Bond Fund - Advisor Class(6)

10/31/00(3)                          70                   3                  0                   0                 73
10/31/01                         15,048                  83             36,121              22,861             28,391

High-Yield Bond Fund - Institutional Class(7)

10/31/01(8)                         210                  41                271                   0                522

High-Yield Municipal Bond Fund - Investor Class(9)

 8/31/99                        436,171              46,645               2,370                 0             485,186
 8/31/00                        420,155              23,983                 954                 0             445,092
10/31/00(10)                     62,739                 240                   0                 0              62,979
10/31/01                        311,480               5,114             140,813                 0             457,407

Intermediate Municipal Bond Fund - Investor Class(7)

10/31/01(8)                         398                   9              2,000               1,527                880

Money Market Fund - Investor Class

2/28/99(11)                   1,661,035             652,807             22,733             929,694          1,406,881
2/29/00                       4,887,805             890,952             16,899           1,781,251          4,014,405
10/31/00(3)                   3,420,849             452,288              7,638           1,350,121          2,530,654
10/31/01                      5,670,975             209,217          1,325,530           4,005,497          3,200,225

Municipal Bond Fund - Investor Class(9)

 8/31/99                        347,518              26,735               1,904                  0            376,157
 8/31/00                        329,410              21,365                 967                  0            351,743
10/31/00((10)                    47,887                 235                   0                  0             48,122
10/31/01                        270,137               5,548             132,842                  0            408,527

Municipal Money Market Fund - Investor Class

2/28/99                         838,904           1,196,575             15,506                   0          2,050,985
2/29/00                         842,430             539,402              3,439                   0          1,385,271
10/31/00(1)                     590,567             469,649              1,616                   0          1,061,832
10/31/01                        876,147             166,001            294,539                   0          1,336,687

Short-Term Bond Fund - Investor Class

10/31/99                      2,130,200             147,103             10,017                   0          2,287,320
10/31/00                      2,075,050              98,012              4,010                   0          2,177,072
10/31/01                      2,171,687              31,380            519,577                   0          2,722,644

Short-Term Bond Fund - Advisor Class(1)

10/31/99(2)                           0                   0                  0                   0                  0
10/31/00                             25                   1                  0                   0                 26
10/31/01                          6,212                  37              7,137                 571             12,815

Short-Term Bond Fund - Institutional Class(1)

10/31/99(2)                          46                   0                  0                   0                 46
10/31/00                          2,936                 226                  1                   0              3,163
10/31/01                          8,122               2,022              5,886                   0             16,030

Short-Term High Yield Bond Fund - Investor Class

10/31/99                        247,012              18,998                944                   0            266,954
10/31/00                        345,383              21,822                470                   0            367,675
10/31/01                        480,352               7,177             76,815                   0            564,344

Short-Term High Yield Bond Fund - Advisor Class(6)

10/31/00(3)                          33                   0                  0                   0                 33
10/31/01                         15,778                  67             12,532               2,057             26,320

Short-Term High Yield Municipal Fund - Investor Class(9)

8/31/99                          48,819               9,380                 273                 0              58,472
8/31/00                          70,864               7,622                 144                 0              78,630
10/31/00(10)                     10,481                 599                   0                 0              11,080
10/31/01                         53,758               1,805              25,240                 0              80,803

Short-Term Municipal Bond Fund - Investor Class(9)

8/31/99                         175,340              24,622                 909                 0             200,871
8/31/00                         193,524              17,283                 463                 0             211,270
10/31/00(10)                     29,740               2,483                   0                 0              32,223
10/31/01                        205,331               4,736              77,561                 0             287,628

Tax-Free Money  Fund - Investor Class

10/31/01(16)                      9,987               1,130             12,023              13,874              9,266

Ultra Short-Term Income Fund - Investor Class

2/28/99                       2,751,398             258,389             20,905                   0          3,030,692
2/29/00                       1,432,696             341,469              8,365                   0          1,782,530
10/31/00(3)                   1,838,553             152,896              3,638                   0          1,995,087
10/31/01                      3,086,582              81,386            679,275                   0          3,847,243





Ultra Short-Term Income Fund - Advisor Class(1)

2/29/00(17)                          26                   3                  0                   0                 29
10/31/00(3)                          35                   2                  0                   0                 37
10/31/01                         66,984                  95             19,739                  40             86,778

Ultra Short-Term Income Fund - Institutional Class(1)

2/29/00(17)                      12,601               2,076                  0                   0             14,677
10/31/00(3)                      32,815               1,166                  1                   0             33,982
10/31/01                         81,624               1,152              9,754                   0             92,530

Ultra Short-Term Municipal Income Fund - Investor Class

2/28/99                         324,809             137,790              4,545             467,144                  0
2/29/00                         398,606             108,675              1,352             508,633                  0
10/31/00(3)                     255,552              71,683                592             160,218            167,609
10/31/01                        360,747              17,755            131,436                   0            509,938

Ultra Short-Term Municipal Income Fund - Advisor Class(12)

10/31/00(13)                         13                   1                  0                   0                 14
10/31/01                          5,453                  18              1,155                   6              6,620

Ultra Short-Term Municipal Income Fund - Institutional Class(14)

10/31/00(15)                     14,292                 597                  0                   0             14,889
10/31/01                         63,360                 135              1,145                   0             64,640

Wisconsin Tax-Free Money Fund - Investor Class(17)

10/31/01(18)                      4,599                 375             27,720              26,715              5,979

(1)  First offered on August 31, 1999.
(2)  For the  two-month  fiscal  period  ended  October  31,  1999.
(3)  For the eight-month fiscal period ended October 31, 2000.
(4)  First  offered on March 31, 2000.
(5)  For the seven-month fiscal period ended October 1, 2000.
(6)  First offered on February, 29, 2000.
(7)  First offered on July 31, 2001.
(8)  For the three-month fiscal period ended October 31, 2001.
(9) These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into Investor Class shares on October 18. 2001.
(10) For the two-month fiscal period ended October 31, 2000.
(11) For the four-month fiscal period ended February 28, 1999.
(12) First offered on October 2, 2000.
(13) For the 30-day fiscal period ended October 31, 2000.
(14) First offered on July 31, 2000.
(15) For the three-month fiscal period ended October 31, 2000.
(16) For the ten-month fiscal period ended October 31, 2001.
(17) For the six-month fiscal period ended February 29, 2000.
(18) First offered on April 6, 2000.
(19) For the six-month fiscal period ended October 31, 2001.

                                      TAXES

GENERAL

The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and 90% of its net tax-exempt income must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance with these requirements. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of the Excise Tax on undistributed income and gains.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
FOREIGN TRANSACTIONS

Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. These gains will be treated as ordinary income.

THE FOLLOWING SECTION APPLIES TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, ULTRA SHORT-TERM MUNICIPAL INCOME, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, TAX-FREE MONEY, AND WISCONSIN TAX-FREE FUNDS ONLY.

MUNICIPAL SECURITIES

A substantial portion of the dividends paid by the Fund will qualify as exempt-interest dividends and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the IRC.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a municipal market discount bond purchased by the Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.

PURCHASES IN KIND

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

USE OF TAX-LOT ACCOUNTING

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carry forward position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carry forward position.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of each Fund or of each class of shares of a Fund is calculated by taking the value of the Fund's total assets attributable to that Fund or class, subtracting all its liabilities attributable to that Fund or class, and dividing by the total number of shares outstanding of that Fund or class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board of Directors.

THE FOLLOWING PARAGRAPH APPLIES TO THE CORPORATE BOND, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, AND ULTRA SHORT-TERM FUNDS ONLY. Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. Debt securities are valued by pricing services that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, ask or bid prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

THE FOLLOWING PARAGRAPH APPLIES TO THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY. The Fund values its securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Fund's Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

                       ADDITIONAL SHAREHOLDER INFORMATION

ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund (see the "Strong Exchange Option" in your prospectus) or redeem shares of the Strong Money Market Fund and return the proceeds to you (see the "Redemption Option" in your prospectus), we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

FEE WAIVERS

The Fund reserves the right to waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. If no direction is provided as to how the proceeds should be sent, we will mail a check to the address on your account.

MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as check writing, the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. For the year 2001, you are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 or 100% of earned income between your Traditional IRA and your non-working spouse's Traditional IRA, but no more than $2,000 in one account). Beginning in year 2002, the maximum annual contribution limit for Traditional IRA contributions will increase from the current maximum of $2,000 to:

o    $3,000 in years 2002 through 2004
o    $4,000 in years 2005 through 2007
o    $5,000 in 2008.

AFTER 2008, YOUR MAXIMUM ANNUAL CONTRIBUTION LIMIT MAY BE ADJUSTED FOR INFLATION IN INCREMENTS OF $500. UNDER CERTAIN CIRCUMSTANCES, YOUR CONTRIBUTION WILL BE DEDUCTIBLE.

Also, beginning in 2002, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o    $500 for years 2002 through 2005
o    $1,000 for 2006 and each year thereafter.

ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). For the year 2001, you are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. Beginning in year 2002, your maximum annual contribution limit for Roth IRA contributions will increase from the current $2,000 up to:

o    $3,000 in years 2002 through 2004
o    $4,000 in years 2005 through 2007
o    $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500.

If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free.

If your modified AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

Beginning in 2002, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o    $500 for years 2002 through 2005
o    $1,000 for 2006 and each year thereafter.

EDUCATION SAVINGS ACCOUNTS: Taxpayers may contribute up to $500 per year into an Education Savings Account for the benefit of a child under age 18. Starting in taxable years beginning after December 31, 2001, the annual contribution limit to Education Savings Accounts increases to $2,000. Total contributions to any one child cannot exceed the annual contribution limit, which is $500 per year for the year 2001. The contributor must have modified AGI under $110,000 (single) or $160,000 (joint) to contribute to an Education Savings Account.
Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). Beginning in 2002, the phase out range for contributions made by joint taxpayers will increase to $190,000 and the maximum adjusted gross income will increase to $220,000. Also starting in 2002, corporations and non-profit entities may make Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Education Savings Account to pay qualified higher education expenses are federally tax free. Beginning in 2002, qualified education expenses will include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. Beginning in 2002, distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,500, for the year 2001, on a pre-tax basis, to a SIMPLE-IRA account. The SIMPLE IRA deferral limit will increase as follows:

$7,000 in 2002
$8,000 in 2003
$9,000 in 2004
$10,000 in 2005.

These annual deferral limits are indexed for inflation in $500 increments beginning in 2006. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred. If you have reached age 50 before the end of the plan year, you may make "catch-up" contributions to your SIMPLE IRA. The catch-up limits for a SIMPLE IRA are as follows:

$500 for 2002
$1,000 for 2003
$1,500 for 2004
$2,000 for 2005
$2,500 for 2006 and thereafter.

The catch-up limit is indexed for inflation in $500 increments in 2007 and thereafter.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

PLEASE NOTE, all contribution limits and other information presented in this section describe the provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.

RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and backing up electronic transactions.

                                  ORGANIZATION

The Fund is a "Series" of common stock of a Corporation, as described in the chart below:

                                                Incorporation  Date Series  Date Class     Authorized       Par
                 Corporation                        Date         Created      Created        Shares      Value ($)
----------------------------------------------- -------------- ------------ ------------ --------------- -----------
Strong Advantage Fund, Inc.                       08/31/88                                 Indefinite      .0001
- Strong Ultra Short-Term Income Fund                          08/31/88                    Indefinite      .0001
         *  Investor Class(1)                                               08/31/88       Indefinite      .0001
         *  Advisor Class                                                   08/23/99       Indefinite      .0001
         *  Institutional Class                                             08/23/99       Indefinite      .0001
Strong Corporate Bond Fund, Inc.(2)             07/19/85                                   Indefinite      .001
- Strong Corporate Bond Fund                                   07/19/85                    Indefinite      .001
         *  Investor Class(1)                                               07/19/85       Indefinite      .001
         *  Advisor Class                                                   08/23/99       Indefinite      .001
         *  Institutional Class                                             08/23/99       Indefinite      .001
Strong Government Securities Fund, Inc.         08/08/86                                   Indefinite      .001
- Strong Government Securities Fund                            08/08/86                    Indefinite      .001

         *  Investor Class(1)                                               08/08/86       Indefinite      .001
         *  Advisor Class                                                   08/23/99       Indefinite      .001
         *  Institutional Class                                             08/23/99       Indefinite      .001
         *  Class C                                                         12/06/02       Indefinite      .001

Strong Heritage Reserve Series, Inc.            06/02/89                                   Indefinite      .00001
- Strong Heritage Money Fund                                   05/11/95                    Indefinite      .00001

         *  Investor Class(3)                                               05/11/95       Indefinite      .00001
         *  Advisor Class                                                   03/24/00       Indefinite      .00001
         *  Institutional Class                                             03/24/00       Indefinite      .00001

Strong High-Yield Municipal Bond Fund, Inc.     03/20/87                                   Indefinite      .001
- Strong High-Yield Municipal Bond Fund                        03/20/87                    Indefinite      .001
         *  Investor Class(5)                                               03/20/87       Indefinite      .001
         *  Advisor Class                                                   02/22/00       Indefinite      .001
Strong Income Funds, Inc.(6)                    02/24/89                                   Indefinite      .00001
- Strong High-Yield Bond Fund                                  10/27/95                    Indefinite      .00001
         *  Investor Class(5)                                               02/22/00       Indefinite      .00001
         *  Advisor Class                                                   02/22/00       Indefinite      .00001
         *  Institutional Class                                             07/13/01       Indefinite      .00001
- Strong Short-Term High Yield Bond Fund                       06/26/97                    Indefinite      .00001
         *  Investor Class(5)                                               02/22/00       Indefinite      .00001
         *  Advisor Class                                                   02/22/00       Indefinite      .00001
Strong Money Market Fund, Inc.                  07/19/85                                   Indefinite      .0001
- Strong Money Market Fund                                     07/19/85                    Indefinite      .0001
         *  Investor Class(4)                                               07/19/85       Indefinite      .0001
Strong Municipal Bond Fund, Inc.                07/28/86       07/28/86                    Indefinite      .001
- Strong Municipal Bond Fund                    07/28/86       07/28/86                    Indefinite      .001
         *  Investor Class(5)                                               07/28/86       Indefinite      .001
         *  Advisor Class                                                   02/22/00       Indefinite      .001
         *  Institutional Class                                             07/24/00       Indefinite      .001
Strong Municipal Funds, Inc. (6)                07/28/96                                   Indefinite      .00001
- Strong Intermediate Municipal Bond Fund                      07/13/01                    Indefinite      .00001

         *  Investor Class                                                  07/13/01       Indefinite      .00001
- Strong Municipal Money Market Fund                           07/28/86                    Indefinite      .00001

         *  Investor Class(4)                                               07/28/86       Indefinite      .00001
- Strong Short-Term High Yield Municipal                       10/13/97                    Indefinite      .00001
Fund(5)
         *  Investor Class                                                  10/13/97       Indefinite      .00001
- Strong Tax-Free Money Fund                                   12/01/00                    Indefinite      .00001
- Strong Ultra Short-Term Municipal Income                     10/27/95                    Indefinite      .00001
Fund
         *  Investor Class(7)                                               10/27/95       Indefinite      .00001
         *  Advisor Class                                                   09/21/00       Indefinite      .00001
         *  Institutional Class                                             07/24/00       Indefinite      .00001

- Strong Wisconsin Tax-Free Fund                               03/15/01                    Indefinite      .00001
         *  Investor Class                                                  03/15/01       Indefinite      .00001
         *  Advisor Class                                                   03/15/01       Indefinite      .00001
         *  Class C                                                         12/06/02       Indefinite      .00001

Strong Short-Term Bond Fund, Inc.               03/20/87                                   Indefinite      .001
- Strong Short-Term Bond Fund                                  03/20/87                    Indefinite      .001
*  Investor Class(1)                                                        03/20/87       Indefinite      .001
*  Advisor Class                                                            08/23/99       Indefinite      .001
*  Institutional Class                                                      08/23/99       Indefinite      .001
Strong Short-Term Municipal Bond Fund, Inc.     12/28/90       12/28/90                    Indefinite      .00001
- Strong Short-Term Municipal Bond Fund         12/28/90       12/28/90                    Indefinite      .00001
         *  Investor Class(5)                                               12/28/90       Indefinite      .00001
         *  Advisor Class                                                   02/22/00       Indefinite      .00001
         *  Institutional Class                                             07/24/00       Indefinite      .00001

(1) Prior to August 23, 1999, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(2)  Prior to April 17, 1995,  the  Corporation's  name was Strong  Income Fund,
     Inc.
(3) Prior to March 24, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(4) Prior to April 9, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(5) Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(6) Prior to October 27, 1995, the Corporations' name was Strong Municipal Money Market Fund, Inc.
(7) Prior to April 17, 1995, the Corporation's name was Strong U.S. Treasury Money Fund, Inc.

The Strong Corporate Bond Fund is a diversified series of Strong Corporate Bond Fund, Inc., which is an open-end management investment company. The Government Securities Fund is a diversified series of Strong Government Securities Fund, Inc., which is an open-end management investment company. The Strong Heritage Money Fund is a diversified series of Strong Heritage Reserve Series, Inc., which is an open-end management company. Strong High-Yield Municipal Bond Fund is a diversified series of Strong High-Yield Municipal Bond Fund, Inc., which is an open-end management investment company. The Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund are diversified series of Strong Income Funds, Inc., which is an open-end management investment company. The Strong Money Market Fund is a diversified series of Strong Money Market Fund, Inc., which is an open-end management investment company. Strong Municipal Bond Fund is a diversified series of Strong Municipal Bond Fund, Inc., which is an open-end management investment company. The Strong Intermediate Municipal Bond Fund, Strong Ultra Short-Term Municipal Income Fund, Strong Municipal Money Market Fund, Strong Short-Term High Yield Municipal Fund, and Strong Tax-Free Money Fund are diversified series of Strong Municipal Funds, Inc., which is an open-end management investment company. The Strong Ultra Short-Term Income Fund is a diversified series of Strong Advantage Fund, Inc., which is an open-end management investment company. The Wisconsin Tax-Free Fund is a nondiversified series of Strong Municipal Funds, Inc., which is an open-end management investment company. The Strong Short-Term Bond Fund is a diversified series of Strong Short-Term Bond Fund, Inc., which is an open-end management investment company. The Strong Short-Term Municipal Bond Fund is a diversified series of Strong Short-Term Municipal Bond Fund, Inc., which is an open-end management investment company.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION

The Funds may advertise a variety of types of performance information (before and after taxes) as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

A multiple class Fund will separately calculate performance information for each class of shares. The performance figures for each class of shares will vary based on differences in their expense ratios.


Performance figures for Institutional Class shares of the Corporate Bond, Government Securities, Short-Term Bond, and Ultra Short-Term Income Funds, which were first offered to the public on August 31, 1999, include the historical performance of each Fund's Investor Class shares for the period from a Fund's inception through August 30, 1999. For the Advisor Class shares of these Funds, which also were first offered to the public on August 31, 1999, performance is based on the historical performance of each Fund's Investor Class of shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. Performance figures for Institutional Class shares of the Heritage Money Fund and the Ultra Short-Term Municipal Income Fund, which were first offered to the public on, March 31, 2000 and July 31, 2000, respectively, include the historical performance of the Fund's Investor Class shares for the period from the Fund's inception through, March 30, 2000, and July 30, 2000, respectively. For the Advisor Class shares of the Ultra Short-Term Municipal Income and Ultra Short-Term Income Funds, which were first offered to the public on October 2, 2000, performance is based on the historical performance of the Fund's Investor Class shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. For the Advisor Class shares of the Heritage Money Fund, which were first offered to the public on March 31, 2000, performance is based on the historical performance of the Fund's Investor Class shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. Performance figures for the Advisor Class shares of the High-Yield Bond and Short-Term High Yield Bond Funds, which were first offered to the public on February 29, 2000, include the historical performance of each Fund's Investor Class shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. Performance figures for the Institutional Class shares of the High-Yield Bond Fund, which were first offered to the public on July 31, 2001, include the historical performance of the Fund's Investor Class shares for the period from the Fund's inception through July 30, 2001. Performance figures for Class C shares of the Government Securities Fund and Wisconsin Tax-Free Fund, which were first offered for sale on December 26, 2002, are based on the historical performance of the Fund's Investor Class shares, which have been recalculated to reflect the additional expenses imposed on the Class C shares of these Funds. The performance figures for each class of shares will vary based on differences in their expense ratios.


Historical returns for the Advisor Class shares provided in this SAI may be higher or lower than historical returns provided in previous SAIs and other materials because current systems are able to more effectively reflect the recalculation process.

THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY:
7-DAY CURRENT AND EFFECTIVE YIELD

The Fund's 7-day current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus amortized discount, minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. Effective yield is equal [(base period return + 1)(365/7)]- 1.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
30-DAY YIELD

The Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. In computing its yield, the Fund follows certain standardized accounting practices specified by rules of the SEC. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                     YIELD = 2[( A-B + 1)6 - 1]
                                cd

      Where    a = dividends and interest earned during the period.
               b = expenses accrued for the period (net of reimbursements).
               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
               d = the maximum offering price per share on the last day of the period.

THE FOLLOWING SECTION APPLIES TO THE HIGH-YIELD MUNICIPAL BOND, INTERMEDIATE MUNICIPAL BOND, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, ULTRA SHORT-TERM MUNICIPAL INCOME, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, AND TAX-FREE MONEY FUNDS ONLY.

TAXABLE EQUIVALENT YIELD

The Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. Tax-equivalent yield does not reflect possible variations due to the federal alternative minimum tax.

The Wisconsin Tax-Free Fund's tax-equivalent yield is calculated with a combined federal and state income tax rate, using the maximum income tax rate for Wisconsin. In addition, the calculation assumes that the shareholder is taking an itemized deduction for state income taxes and is not subject to the phase-out of itemized deductions. The formula for calculating the combined tax rate is as follows:

(Federal rate - (State rate * Federal rate)) + State rate.

An investor may want to determine which investment, tax-exempt or taxable, will provide you with a higher after-tax return. To determine the tax-equivalent yield, simply divide the yield from the tax-exempt investment by the sum of (1 minus the investor's marginal tax rate). The tables below are provided for making this calculation for selected tax-exempt yield and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate.

The following table is based upon the 2002 federal tax rates in effect as of January 1, 2002.

-------------------------------------------------------------------------------------------------------------
                                                                      A TAX-FREE YIELD OF:
-------------------------------------------------------------------------------------------------------------
                                                     --------------------------------------------------------
             2002 Taxable Income Levels                  4%          5%         6%         7%         8%
-----------------------------------------------------
                     Married Filing    Marginal Tax           IS EQUIVALENT TO A TAXABLE YIELD OF:
      Single            Jointly            Rate
-------------------------------------------------------------------------------------------------------------
      under $6,001      under $12,001      10%             4.44%      5.56%      6.67%      7.78%      8.89%
-------------------------------------------------------------------------------------------------------------
    $6,001-$27,950    $12,001-$46,700      15%             4.71%      5.88%      7.06%      8.24%      9.41%
-------------------------------------------------------------------------------------------------------------
   $27,951-$67,700   $46,701-$112,850      27%             5.48%      6.85%      8.22%      9.59%     10.96%
-------------------------------------------------------------------------------------------------------------
  $67,701-$141,250  $112,851-$171,950      30%             5.71%      7.14%      8.57%     10.00%     11.43%
-------------------------------------------------------------------------------------------------------------
 $141,251-$307,050  $171,951-$307,050      35%             6.15%      7.69%      9.23%     10.77%     12.31%
-------------------------------------------------------------------------------------------------------------
     over $307,050      over $307,050     38.6%            6.51%      8.14%      9.77%     11.40%     13.03%
-------------------------------------------------------------------------------------------------------------

DISTRIBUTION RATE

The distribution rate (before and after taxes) for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

The Fund's average annual total return quotation (including after taxes on distributions and after taxes on distributions and sale of Fund shares, as described in the "Total Return" section below) is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total returns reflect the impact of sales charges, if any.

TOTAL RETURN

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.


The Fund may also use after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions show the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distribution, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect 39.1). Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Total return for the oldest class of the Fund reflects actual performance for all periods. For other classes, total returns before inception reflect the oldest class' performance, adjusted for the difference in sales charges and expenses among the classes.

CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges, if any.

SPECIFIC FUND PERFORMANCE

                                   7-DAY YIELD
                     (7-day period ended November 30, 2002)

                                           ---------------------                               ----------------------
                                           Tax Equivalent Yield                                       Without
                                            (30% Tax Bracket)                                   Waivers/Absorptions
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------
                      Current   Effective  Current    Effective      Waived        Absorbed    Current     Effective
        Fund           Yield      Yield      Yield      Yield    Management Fees   Expenses      Yield       Yield

--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------

Heritage Money -        1.17%    1.18%        -          -             -            0.20%       0.97%       0.98%

Investor Class
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------

Heritage Money -        1.14%    1.15%        -          -             -            0.17%       0.97%       0.98%

Advisor Class
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------

Heritage Money -        1.39%    1.40%        -          -             -            0.04%       1.35%       1.36%

Institutional Class
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------

Money Market            0.97%    0.97%        -          -             -            0.25%       0.72%       0.72%

--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------

Municipal Money         1.10%    1.10%      1.57%      1.57%           -              -         1.10%       1.10%

Market
--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------

Tax-Free Money Fund     1.15%    1.16%      1.64%      1.66%           -            0.21%       0.94%       0.94%

--------------------- --------- ---------- ---------- ---------- ---------------- ------------ ----------- ----------

                                  30-DAY YIELD
                     (30-day period ended November 30, 2002)
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------
                                          Tax Equivalent                                               Yield Without
                                          Yield (30% Tax         Waived              Absorbed          Waivers and
           Fund               Yield          Bracket)         Management Fees        Expenses          Absorptions
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Corporate Bond - Investor     5.57%            -                    -                    -               5.57%

Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Corporate Bond - Advisor      5.61%            -                    -                 0.05%              5.56%

Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Corporate Bond -              6.12%            -                    -                   -                6.12%

Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Government Securities-        3.01%            -                    -                   -                3.01%

Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Government Securities-        2.86%            -                    -                   -                2.86%

Advisor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Government Securities-        3.52%            -                    -                   -                3.52%

Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

High-Yield Bond -             10.09%           -                    -                   -               10.09%

Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

High-Yield Bond - Advisor     10.16%           -                    -                 0.11%             10.05%

Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

High-Yield Bond -             10.80%           -                    -                   -               10.80%

Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

High-Yield Municipal Bond     6.16%          8.80%                  -                   -                6.16%

 - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Intermediate Municipal        4.02%          5.74%                 0.12%              0.82%              3.08%

Bond - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Municipal Bond                4.36%          6.23%                  -                   -                4.36%

 - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Short-Term Bond -             4.13%            -                    -                   -                4.13%

Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Short-Term Bond - Advisor     3.95%            -                    -                 0.03%              3.92%

Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Short-Term Bond -             4.58%            -                    -                   -                4.58%

Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Short-Term High Yield         5.97%            -                    -                   -                5.97%

Bond - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Short-Term High Yield         5.90%            -                    -                 0.04%              5.86%

Bond - Advisor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Short-Term High Yield         4.48%          6.40%                  -                   -                4.48%

Municipal - Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Short-Term Municipal Bond     3.54%          5.06%                  -                   -                3.54%

- Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Ultra Short-Term Income       3.76%            -                    -                    -                   3.76%

-Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Ultra Short-Term Income -     3.47%            -                    -                    -                   3.47%

Advisor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Ultra Short-Term Income -     4.26%            -                    -                   -                    4.26%

Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Ultra Short-Term              2.75%          3.93%                  -                   -                2.75%

Municipal Income -
Investor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Ultra Short-Term              2.34%          3.34%                  -                   -                2.34%

Municipal Income -
Advisor Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Ultra Short-Term              3.09%          4.41%                  -                   -                3.09%

Municipal Income -
Institutional Class
--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

Wisconsin Tax-Free            4.09%          6.27%                0.37%               0.54%              3.18%

--------------------------- ---------- --------------------- ------------------- ------------------ ------------------

(1) Accounts for maximum Wisconsin income tax rate, currently 6.75%.

                                  TOTAL RETURN

CORPORATE BOND FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000      Ending $ value     Cumulative                   After Taxes on  After Taxes on Distributions and
Time Period        Investment    April 30, 2002    Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,891         -1.09%         -1.09%          -3.63%             -0.65%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $13,229         32.29%         5.76%            2.95%              3.23%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $21,993        119.93%         8.20%            5.27%              5.20%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $38,039        280.39%         8.50%            5.37%              5.42%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------



AS OF OCTOBER 31, 2002                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial                                                                         After Taxes on
                    $10,000      Ending $ value    Cumulative                     After Taxes on    Distributions and
Time Period        Investment   October 31, 2001   Total Return    Before Taxes   Distributions     Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $11,110          11.10%         11.10%           8.08%              6.69%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $14,299          42.99%         7.41%            4.55%              4.50%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $24,214         142.14%         9.25%            6.26%              6.03%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $39,833         298.33%         9.09%            5.93%              5.87%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) Commenced operations on December 12, 1985.


ADVISOR CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000      Ending $ value    Cumulative                    After Taxes on   After Taxes on Distributions and
Time Period        Investment    April 30, 2002    Total Return   Before Taxes   Distributions    Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,872         -1.28%         -1.28%          -3.75%             -0.76%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $13,080         30.80%         5.52%            2.80%              3.09%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $21,520        115.20%         7.97%            5.13%              5.05%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $36,729        267.29%         8.27%            5.22%              5.27%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $11,099          10.98%         10.98%           8.05%              6.62%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $14,148          41.48%         7.19%            4.29%              4.26%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $23,710         137.10%         9.02%            5.95%              5.74%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $38,528         285.28%         8.86%            5.59%              5.56%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1)  First offered on August 31, 1999.
(2)  Commenced operations on December 12, 1985.


INSTITUTIONAL CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
                    Initial
                    $10,000      Ending $ value    Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment    April 30, 2002    Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,936         -0.64%         -0.64%          -3.37%             -0.38%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $13,380         33.80%         6.00%            3.08%              3.37%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $22,244        122.44%         8.32%            5.34%              5.27%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $38,473        284.73%         8.57%            5.41%              5.46%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

------------------------------- ------------------ ------------- -----------------------------------------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $11,162          11.62%         11.62%           8.39%              7.00%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $14,431          44.31%         7.61%            4.66%              4.61%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $24,439         144.39%         9.35%            6.32%              6.08%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $40,202         302.02%         9.15%            5.97%              5.91%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1)  First offered on August 31, 1999.
(2)  Commenced operations on December 12, 1985.


GOVERNMENT SECURITIES FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   Aporil 30, 2002   Total Return   Before Taxes    Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,813         8.13%          8.13%            5.68%              5.06%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $14,251          42.51%         7.34%            4.80%              4.63%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $21,242         112.42%         7.83%            5.06%              4.94%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $34,322         243.22%         8.28%            5.48%              5.40%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $11,488          14.88%         14.88%          12.54%              8.96%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $14,610         46.10%         7.88%            5.34%              5.03%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $22,211        122.11%         8.31%            5.38%              5.24%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $34,396        243.96%         8.58%            5.77%              5.63%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) Commenced operations on October 29, 1986.




ADVISOR CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes     Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,787         7.87%          7.87%            5.52%              4.91%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $14,050          40.50%         7.04%            4.62%              4.45%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $20,638         106.38%         7.51%            4.87%              4.75%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $32,812         228.12%         7.97%            5.28%              5.20%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $11,450          14.50%         14.50%          12.28%              8.74%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $14,387         43.87%         7.55%            4.96%              4.69%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $21,555        115.55%         7.98%            4.94%              4.84%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $32,894        228.94%         8.26%            5.30%              5.20%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) First offered on August 31, 1999.
(2) Commenced  operations on October 29, 1986.


INSTITUTIONAL CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes     Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,858         8.58%          8.58%            5.95%              5.33%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $14,434          44.34%         7.62%            4.97%              4.80%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $21,515         115.15%         7.96%            5.14%              5.02%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $34,763         247.63%         8.37%            5.53%              5.45%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $11,528          15.28%         15.28%          12.74%              9.19%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $14,753         47.53%         8.09%            5.46%              5.16%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $22,429        124.29%         8.41%            5.44%              5.30%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $34,734        247.34%         8.65%            5.81%              5.68%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) First offered on August 31, 1999.
(2) Commenced  operations on October 29, 1986.


CLASS C(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,603         6.03%          6.03%            4.02%              3.79%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $13,513         35.13%         6.21%            4.12%              3.96%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $19,088         90.88%         6.68%            4.37%              4.25%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $29,070        190.70%         7.13%            4.76%              4.68%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) First offered on December 26, 2002.
(2) Commenced operations on October 29, 1986.

HERITAGE MONEY FUND

INVESTOR CLASS

--------------------------------------------- ------------------------ -------------------- -------------------------

AS OF APRIL 30, 2002

--------------------------------------------- ------------------------ -------------------- -------------------------
     Time Period          Initial $10,000         Ending $ value           Cumulative            Average Annual
                             Investment           April 30, 2002          Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------

One Year                      $10,000                 $10,275                2.75%                  2.75%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Five Years                    $10,000                 $12,754               27.54%                  4.99%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Life of Fund(1)               $10,000                 $14,152               41.52%                  5.21%

----------------------- --------------------- ------------------------ -------------------- -------------------------


AS OF OCTOBER 31, 2001

--------------------------------------------- ------------------------ -------------------- -------------------------

     Time Period          Initial $10,000         Ending $ value           Cumulative            Average Annual
                             Investment          October 31, 2001         Total Return            Total Return

----------------------- --------------------- ------------------------ -------------------- -------------------------

One Year                      $10,000                 $10,473                 4.73%                  4.73%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Five Years                    $10,000                 $12,988                29.88%                  5.37%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Life of Fund(1)               $10,000                 $14,026                40.26%                  5.48%

----------------------- --------------------- ------------------------ -------------------- -------------------------


(1) Commenced operations June 29, 1995.


ADVISOR CLASS(1)

--------------------------------------------- ------------------------ -------------------- -------------------------

AS OF APRIL 30. 2002

----------------------- --------------------- ------------------------ -------------------- -------------------------
     Time Period          Initial $10,000         Ending $ value           Cumulative            Average Annual
                             Investment           April 30, 2002          Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------

One Year                      $10,000                 $10,271                2.71%                  2.71%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Five Years                    $10,000                 $12,734               27.34%                  4.95%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Life of Fund(2)               $10,000                 $14,123               41.23%                  5.18%

----------------------- --------------------- ------------------------ -------------------- -------------------------

--------------------------------------------- ------------------------ -------------------- -------------------------



AS OF OCTOBER 31, 2001

--------------------------------------------- ------------------------ -------------------- -------------------------

     Time Period          Initial $10,000         Ending $ value           Cumulative            Average Annual
                             Investment          October 31, 2001         Total Return            Total Return

----------------------- --------------------- ------------------------ -------------------- -------------------------

One Year                      $10,000                 $10,469                 4.69%                  4.69%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Five Years                    $10,000                 $12,968                29.68%                  5.34%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Life of Fund(2)               $10,000                 $13,999                39.99%                  5.45%

----------------------- --------------------- ------------------------ -------------------- -------------------------


(1) First offered on March 31, 2000.
(2) Commenced operations June 29, 1995.


INSTITUTIONAL CLASS(1)

--------------------------------------------- ------------------------ -------------------- -------------------------

AS OF APRIL 30, 2002

--------------------------------------------- ------------------------ -------------------- -------------------------
     Time Period          Initial $10,000         Ending $ value           Cumulative            Average Annual
                             Investment           April 30, 2002          Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------

One Year                      $10,000                 $10,297                2.97%                  2.97%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Five Years                    $10,000                 $12,811               28.11%                  5.08%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Life of Fund(2)               $10,000                 $14,216               42.16%                  5.28%

----------------------- --------------------- ------------------------ -------------------- -------------------------


AS OF OCTOBER 31, 2001

--------------------------------------------- ------------------------ -------------------- -------------------------

     Time Period          Initial $10,000         Ending $ value           Cumulative            Average Annual
                             Investment          October 31, 2001         Total Return            Total Return

----------------------- --------------------- ------------------------ -------------------- -------------------------

One Year                      $10,000                 $10,496                 4.96%                  4.96%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Five Years                    $10,000                 $13,033                30.33%                  5.44%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Life of Fund(2)               $10,000                 $14,074                40.74%                  5.54%

----------------------- --------------------- ------------------------ -------------------- -------------------------


(1) First offered on March 31, 2000.
(2) Commenced operations June 29, 1995.


HIGH-YIELD BOND FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,429         -5.71%         -5.71%          -9.71%             -3.54%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $11,614          16.14%         3.04%           -1.24%              0.45%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $15,156          51.56%         6.78%            2.40%              3.40%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $8,995          -10.05%        -10.05%          -14.05%            -5.95%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $11,915         19.15%         3.57%           -0.79%              0.89%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $14,496         44.96%         6.56%            2.18%              3.29%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) Commenced operations on December 28, 1995.


ADVISOR CLASS(1)





AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,406         -5.94%         -5.94%          -9.86%             -3.67%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $11,443          14.43%         2.73%           -1.44%              0.26%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $14,881          48.81%         6.47%            2.20%              3.22%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $8,972          -10.28%        -10.28%          -14.19%            -6.09%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $11,751         17.51%         3.28%           -1.14%              0.58%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $14,265         42.65%         6.27%            1.81%              2.96%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) First offered on February 29, 2000.
(2) Commenced operations on December 28, 1995.



INSTITUTIONAL CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------


                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,463         -5.37%         -5.37%          -9.52%             -3.34%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $11,655          16.55%         3.11%           -1.20%              0.49%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $15,210          52.10%         6.84%            2.43%              3.44%


------------------------------- ------------------ ------------- -----------------------------------------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $9,006           -9.94%         -9.94%          -13.99%            -5.88%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $11,930         19.30%         3.59%           -0.77%              0.91%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $14,514         45.14%         6.58%            2.19%              3.30%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) First  offered on July 31, 2001.
(2) Commenced  operations on December 28, 1995.


HIGH-YIELD MUNICIPAL BOND FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,491         -5.09%         -5.09%          -5.09%             -1.00%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $10,377          3.77%          0.74%            0.70%              1.85%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $12,954          29.54%         3.06%            3.04%              3.77%




AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $9,910           -0.90%         -0.90%          -0.90%              1.78%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $11,457         14.57%         2.76%            2.72%              3.45%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $13,800         38.00%         4.07%            4.04%              4.55%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) Commenced operations on October 1, 1993.



INTERMEDIATE MUNICIPAL BOND FUND





------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $10,625         6.25%           N/A              N/A                N/A


------------------------------- ------------------ ------------- -----------------------------------------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000        $10,359.52         3.60%           N/A              N/A                N/A

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) Commenced operations on July 31, 2001.

MONEY MARKET FUND

INVESTOR CLASS

--------------------------------------------- ------------------------ -------------------- --------------------------

AS OF APRIL 30, 2002

--------------------------------------------- ------------------------ -------------------- --------------------------
                          Initial $10,000         Ending $ value           Cumulative            Average Annual
     Time Period             Investment           April 30, 2002          Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- --------------------------

One Year                      $10,000                 $10,249                2.49%                   2.49%

----------------------- --------------------- ------------------------ -------------------- --------------------------

Five Year                     $10,000                 $12,603               26.03%                   4.74%

----------------------- --------------------- ------------------------ -------------------- --------------------------

Ten Year                      $10,000                 $15,699               56.99%                   4.61%

----------------------- --------------------- ------------------------ -------------------- --------------------------

Life of Fund(1)               $10,000                 $24,644               146.44%                  5.61%

----------------------- --------------------- ------------------------ -------------------- --------------------------


AS OF OCTOBER 31, 2001

--------------------------------------------- ------------------------ -------------------- -------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------------- --------------------- ------------------------ -------------------- -------------------------

One Year                      $10,000                 $10,448                 4.48%                  4.48%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Five Year                     $10,000                 $12,825                28.25%                  5.10%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Ten Year                      $10,000                 $15,926                59.26%                  4.76%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Life of Fund(1)               $10,000                 $24,455                144.55%                 5.74%

----------------------- --------------------- ------------------------ -------------------- -------------------------


(1) Commenced operations on October 22, 1985.


MUNICIPAL BOND FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 31, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,511         5.11%          5.11%            5.11%              4.89%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,259         22.59%         4.16%            4.16%              4.38%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $16,522         65.22%         5.15%            4.95%              5.17%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $22,953        129.53%         5.50%            5.37%              5.52%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------



------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,862          8.62%          8.62%            8.62%              7.17%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,594          25.94%         4.72%            4.72%              4.86%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $17,433          74.33%         5.72%            5.51%              5.66%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $22,967         129.67%         5.69%            5.55%              5.68%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) Commenced operations on October 23, 1986.


MUNICIPAL MONEY MARKET FUND

--------------------------------------------- ------------------------ -------------------- -------------------------

AS OF APRIL 30, 2002

--------------------------------------------- ------------------------ -------------------- -------------------------
                          Initial $10,000         Ending $ value           Cumulative            Average Annual
     Time Period             Investment           April 30, 2002          Total Return            Total Return
----------------------- --------------------- ------------------------ -------------------- -------------------------

One Year                      $10,000                 $10,214                2.14%                  2.14%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Five Year                     $10,000                 $11,807               18.07%                  3.38%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Ten Year                      $10,000                 $13,867               38.67%                  3.32%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Life of Fund(1)               $10,000                 $18,438               84.38%                  4.02%



AS OF OCTOBER 31, 2001

----------------------- --------------------- ------------------------ -------------------- -------------------------


                          Initial $10,000         Ending $ value           Cumulative           Average Annual
     Time Period             Investment          October 31, 2001         Total Return            Total Return

----------------------- --------------------- ------------------------ -------------------- -------------------------

One Year                      $10,000                 $10,335                 3.35%                  3.35%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Five Year                     $10,000                 $11,918                19.18%                  3.57%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Ten Year                      $10,000                 $14,047                40.47%                  3.46%

----------------------- --------------------- ------------------------ -------------------- -------------------------

Life of Fund(1)               $10,000                 $18,302                83.02%                  4.11%

----------------------- --------------------- ------------------------ -------------------- -------------------------


(1) Commenced operations on October 23, 1986.


SHORT-TERM BOND FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,913         -0.87%         -0.87%          -3.02%             -0.53%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,656         26.56%         4.82%            2.18%              2.54%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $17,411         74.11%         5.70%            2.99%              3.22%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $26,288        162.88%         6.81%            4.08%              4.23%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,711          7.11%          7.11%            4.49%              4.30%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $13,425          34.25%         6.07%            3.32%              3.47%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $18,751          87.51%         6.49%            3.73%              3.84%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $26,895         168.95%         7.23%            4.47%              4.55%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) Commenced operations on August 31, 1987.


ADVISOR CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,888         -1.12%         -1.12%          -3.17%             -0.69%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,477         24.77%         4.52%            2.00%              2.37%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $16,928         69.28%         5.41%            2.82%              3.04%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $25,232        152.32%         6.51%            3.89%              4.04%


------------------------------- ------------------ ------------- -----------------------------------------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,693          6.93%          6.93%            4.42%              4.19%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $13,246          32.46%         5.78%            3.00%              3.17%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $18,247          82.47%         6.20%            3.34%              3.48%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $25,873         158.73%         6.94%            4.04%              4.16%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) First  offered on August 31, 1999.
(2) Commenced  operations on August 31, 1987.


INSTITUTIONAL CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,957         -0.43%         -0.43%          -2.75%             -0.27%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,816         28.16%         5.09%            2.34%              2.70%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $17,630         76.30%         5.83%            3.08%              3.30%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $26,619        166.19%         6.90%            4.13%              4.28%


------------------------------- ------------------ ------------- -----------------------------------------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,757          7.57%          7.57%            4.76%              4.57%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $13,563          35.63%         6.28%            3.46%              3.60%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $18,945          89.45%         6.60%            3.80%              3.90%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $27,173         171.73%         7.31%            4.52%              4.59%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) First  offered on August 31, 1999.
(2)  Commenced  operations on August 31, 1987.


SHORT-TERM HIGH YIELD BOND FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,529         -4.71%         -4.71%          -7.60%             -2.89%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $12,771         27.71%         5.19%            1.95%              2.59%


------------------------------- ------------------ ------------- -----------------------------------------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $9,836           -1.64%         -1.64%          -4.84%             -0.93%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $12,646          26.46%         5.57%            2.28%              2.87%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) Commenced operations on June 30, 1997.


ADVISOR CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000           $9,504         -4.96%         -4.96%          -7.74%             -3.04%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $12,588         25.88%         4.88%            1.76%              2.40%


------------------------------- ------------------ ------------- -----------------------------------------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $9,808           -1.92%         -1.92%          -5.01%             -1.10%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $12,479          24.79%         5.24%            1.90%              2.52%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
(1) First  offered on February 29, 2000.
(2)  Commenced  operations on June 30, 1997.

SHORT-TERM HIGH YIELD MUNICIPAL FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,312         3.12%          3.12%            3.12%              3.82%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $11,797         17.97%         3.82%            3.82%              4.07%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------



------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,505          5.05%          5.05%            5.05%              5.14%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $11,651          16.51%         3.98%            3.98%              4.21%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) Commenced operations on November 30, 1997.

SHORT-TERM MUNICIPAL BOND FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,542         5.42%          5.42%            5.42%              5.02%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,674         26.74%         4.85%            4.85%              4.85%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $15,694          56.94%         4.61%            4.57%              4.62%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $15,991         59.91%         4.65%            4.61%              4.65%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,638          6.38%          6.38%            6.38%              5.72%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,765          27.65%         5.00%            5.00%              4.98%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $15,711          57.11%         4.70%            4.66%              4.70%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

(1) Commenced operations on December 31, 1991.



TAX-FREE MONEY FUND

INVESTOR CLASS

--------------------------------------------- -------------------- ----------------------- --------------------------

AS OF APRIL 30, 2002

--------------------------------------------- -------------------- ----------------------- --------------------------
                          Initial $10,000        Ending value            Cumulative          Average Annual Total
     Time Period             Investment         April 30, 2002          Total Return                Return
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                      $10,000               $10,207                2.07%                     2.07%

----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $10,349                3.49%                     2.53%


-------------------------------------------- -------------------- ----------------------- --------------------------


AS OF OCTOBER 31, 2001

----------------------- --------------------- -------------------- ----------------------- --------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $10,274               2.74%                      N/A

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1) Commenced operations on December 15, 2000.


ULTRA SHORT-TERM INCOME FUND

INVESTOR CLASS





AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,128         1.28%          1.28%           -0.66%              0.77%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,783         27.83%         5.03%            2.62%              2.82%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $17,575         75.75%         5.80%            3.35%              3.44%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $23,596        135.96%         6.60%            4.09%              4.15%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,547          5.47%          5.47%            3.05%              3.30%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $13,234          32.34%         5.76%            3.27%              3.36%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $18,536          85.36%         6.37%            3.88%              3.89%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $23,658         136.58%         6.89%            4.34%              4.37%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) Commenced operations on November 25, 1988.


ADVISOR CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,106         1.06%          1.06%           -0.75%              0.63%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,551         25.51%         4.65%            2.39%              2.59%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $16,963         69.63%         5.43%            3.13%              3.21%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $22,508        125.08%         6.23%            3.86%              3.92%


------------------------------- ------------------ ------------- -----------------------------------------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,512          5.12%          5.12%            2.84%              3.09%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,993          29.93%         5.38%            2.84%              2.96%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $17,888          78.88%         5.99%            3.37%              3.43%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $22,602         126.02%         6.51%            3.81%              3.88%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) First offered on August 31, 1999.
(2) Commenced  operations on November 25, 1988.

INSTITUTIONAL CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,183         1.83%          1.83%           -0.29%              1.10%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,924         29.24%         5.26%            2.75%              2.96%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $17,768         77.68%         5.92%            3.42%              3.51%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $23,856        138.56%         6.69%            4.14%              4.21%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,603          6.03%          6.03%            3.42%              3.63%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $13,351          33.51%         5.95%            3.38%              3.47%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Ten Years           $10,000          $18,700          86.99%         6.46%            3.93%              3.95%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $23,866         138.66%         6.96%            4.38%              4.41%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) First offered on August 31, 1999.
(2) Commenced  operations on November 25, 1988.


ULTRA SHORT-TERM MUNICIPAL INCOME FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,232         2.32%          2.32%            2.32%              2.79%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,070         20.70%         3.83%            3.83%              3.93%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $12,918         29.18%         4.07%            4.07%              4.15%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares


----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,403          4.03%          4.03%            4.03%              4.11%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,267          22.67%         4.17%            4.17%              4.23%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $12,866          28.66%         4.35%            4.35%              4.39%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) Commenced operations on November 30, 1995.


ADVISOR CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,187         1.87%          1.87%            1.87%              2.35%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $11,780         17.80%         3.33%            3.33%              3.42%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $12,519         25.19%         3.56%            3.56%              3.64%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,374          3.74%          3.74%            3.74%              3.74%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $11,968          19.68%         3.66%            2.45%              2.51%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $12,495          24.95%         3.84%            2.57%              2.62%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) First offered on October 2, 2000.
(2) Commenced  operations on November 30, 1995.


INSTITUTIONAL CLASS(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,265         2.65%          2.65%            2.65%              3.13%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,138         21.38%         3.95%            3.95%              4.04%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $12,990         29.90%         4.16%            4.16%              4.24%

------------------------------- ------------------ ------------- -----------------------------------------------------



AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,436          4.36%          4.36%            4.36%              4.44%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Five Years          $10,000          $12,316          23.16%         4.25%            4.25%              4.31%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $12,917          29.17%         4.42%            4.42%              4.46%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) First  offered on July 31, 2000.
(2)  Commenced  operations on November 30, 1995.


WISCONSIN TAX-FREE FUND

INVESTOR CLASS




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,861          8.61%          8.61%            8.58%              7.21%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $10,834         8.34%          7.81%            7.78%              7.20%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


AS OF OCTOBER 31, 2001                                                       Average Annual Total Return

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

                    Initial
                    $10,000     Ending $ value     Cumulative                    After Taxes on  After Taxes on Distributions and
Time Period        Investment   October 31, 2001   Total Return   Before Taxes   Distributions   Sale of Fund Shares

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(1)     $10,000          $10,636          6.36%           N/A              N/A                N/A

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) Commenced operations on April 6, 2001.


CLASS C(1)




------------------------------- ------------------ ------------- -----------------------------------------------------

AS OF APRIL 30, 2002                                                         Average Annual Total Return

------------------------------- ------------------ ------------- -----------------------------------------------------
                    Initial
                    $10,000     Ending $ value     Cumulative                  After Taxes on  After Taxes on Distributions and
Time Period        Investment   April 30, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

One Year            $10,000          $10,601          6.01%          6.01%            5.98%              4.99%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------

Life of Fund(2)     $10,000          $10,663         6.63%          6.21%            6.18%              5.61%

----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------


(1) First  offered on December 26, 2002.
(2)  Commenced  operations on April 6, 2001.


COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Advisor, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Advisor, or the Distributor.

IBC/DONOGHUE, INC. IBC/Donoghue, Inc. is an independently operated financial newsletter publishing firm specializing in the statistical analysis of the trends in the money market mutual fund industry. From time to time, in marketing and other fund literature, IBC/Donoghue data may be quoted or compared to the Fund's performance. IBC/Donoghue, Inc. provides current (7 and 30 day yields) and historical performance (1, 3, and 5 year returns), rankings and category averages for over 1,100 money market mutual funds.

INDIVIDUAL MUNICIPAL BONDS. The Fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they may not offer the reduced risk of a mutual fund which invests in many different securities. The initial investment requirements and sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.

VARIOUS BANK PRODUCTS. The Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (E.G., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.

FUND NAME                                   INVESTMENT OBJECTIVES
----------------------------------------- --------------------------------------------------------------------------
CASH MANAGEMENT
----------------------------------------- --------------------------------------------------------------------------

Strong Florida Municipal Money Market          Federal tax-exempt current income, a stable share price, and daily
Fund                                           liquidity.

----------------------------------------  --------------------------------------------------------------------------
Strong  Heritage  Money Fund                   Current  income,  a stable  share price,  and daily
                                               liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong  Money  Market Fund                     Current  income,  a stable  share  price,  and daily
                                               liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal Money Market Fund             Federally tax-exempt  current  income,  a stable
                                               share-price, and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong Tax-Free Money Fund                     Federally tax-exempt  current  income,  a stable
                                               share-price, and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong Ultra  Short-Term  Income Fund          Current  income with a very low degree of
                                               share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Ultra Short-Term Municipal              Federally  tax-exempt  current income with a
Income Fund                                    very low degree of Income und share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
GROWTH AND INCOME
----------------------------------------- --------------------------------------------------------------------------
Strong Balanced Fund                            High total return  consistent with reasonable risk over the long term.
----------------------------------------- --------------------------------------------------------------------------

Strong Balanced Asset Fund                      Total return by investing for both income and capital
                                                growth

----------------------------------------- --------------------------------------------------------------------------
Strong  Blue Chip Fund                          Total  return by  investing  for both  income and capital
                                                growth.
----------------------------------------- --------------------------------------------------------------------------
Strong  Dividend  Income  Fund                  Total  return by  investing  for both  income and
                                                capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Energy Fund                              Total return by investing for both capital growth and income.
----------------------------------------- --------------------------------------------------------------------------
Strong Growth and Income Fund                   High total return by investing for capital growth and income.
----------------------------------------- --------------------------------------------------------------------------

Strong Large Company Growth Fund                Total return by investing for both income and capital growth.

----------------------------------------  ---------------------------------------------------------------------------
Strong Multi Cap Value Fund                     Long-term capital growth.  Current income is a secondary objective.
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
EQUITY
----------------------------------------- --------------------------------------------------------------------------

Strong All Cap Value Fund                       Capital growth.

---------------------------------------- ---------------------------------------------------------------------------
Strong Discovery Fund                           Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Dow 30 Value Fund                        Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Endeavor Fund                            Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Enterprise Fund                          Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Growth Fund                              Capital growth.
----------------------------------------- --------------------------------------------------------------------------




----------------------------------------- --------------------------------------------------------------------------
Strong Growth 20 Fund                           Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Index 500 Fund                           To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S.
                                                market for publicly traded common stocks composed of the larger capitalized companies.
----------------------------------------- --------------------------------------------------------------------------
Strong Large Cap Core Fund                      Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Large Cap Growth Fund                    Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund                 Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Opportunity Fund                         Capital growth.
----------------------------------------- --------------------------------------------------------------------------

Strong Small Company Value Fund                 Capital growth.
----------------------------------------- ---------------------------------------------------------------------------
Strong Strategic Value Fund                     Capital growth.

----------------------------------------  ---------------------------------------------------------------------------
Strong Technology 100 Fund                      Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong U.S. Emerging Growth Fund                Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Value Fund                               Capital growth.
----------------------------------------- --------------------------------------------------------------------------





----------------------------------------- --------------------------------------------------------------------------
INCOME
----------------------------------------- --------------------------------------------------------------------------
Strong Corporate Bond Fund                      Total  return by investing  for a high level of current
                                                income  with  a  moderate   degree  of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------

Strong Corporate Income Fund                    Total return by investing for a high level of current income.

----------------------------------------- --------------------------------------------------------------------------
Strong Government Securities Fund               Total return by  investing  for a high level of current
                                                income  with  a  moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong High-Yield Bond Fund                     Total return by investing for a high level of current income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term  Bond Fund                    Total  return by investing for a high level of current
                                                income with a low degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term  High Yield Bond Fund         Total return by  investing  for a high level
                                                of  current  income  with  a  moderate
                                                degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------

Strong Short-Term Income Fund                   Total return by investing for a high level of current income.

---------------------------------------- ---------------------------------------------------------------------------
INTERNATIONAL EQUITY
----------------------------------------- --------------------------------------------------------------------------
Strong Asia Pacific Fund                        Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Foreign MajorMarketsSM Fund              Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong International Stock Fund(1)              Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Overseas Fund                            Capital growth.
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
LIFE STAGE SERIES
----------------------------------------- --------------------------------------------------------------------------
Strong Aggressive Portfolio                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Conservative Portfolio                   Total return by investing  primarily  for  income  and
                                                secondarily for capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Moderate Portfolio                       Total  return  by investing primarily for capital growth
                                                and secondarily for income.
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
MUNICIPAL INCOME
----------------------------------------- --------------------------------------------------------------------------
Strong High-Yield Municipal Bond Fund           Total return by  investing  for a high level
                                                of   federally    tax-exempt   current
                                                income.
----------------------------------------- --------------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund         Total return by  investing  for a high level
                                                of   federally    tax-exempt   current
                                                income.
----------------------------------------- --------------------------------------------------------------------------

Strong Minnesota Tax-Free Fund                  Total return by investing for a high level of current income that is exempt from federal and Minnesota personal
                                                income taxes.

---------------------------------------- ---------------------------------------------------------------------------
Strong Municipal Bond Fund                      Total  return by investing   for  a   high   level   of
                                                federally  tax-exempt  current  income
                                                with a moderate  degree of share-price
                                                fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong  Short-Term  High Yield  Municipal       Total return by investing  for a high
Fund                                            level of  federally  tax-exempt  current  income
                                                with a moderate  degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term  Municipal  Bond Fund         Total return by  investing  for a high level
                                                of federally tax-exempt current income
                                                with  a  low  degree  of   share-price
                                                fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Wisconsin  Tax-Free Fund                 Total return by  investing  for  a  high  level  of
                                                current  income  that is  exempt  from
                                                federal and Wisconsin  personal income
                                                taxes.
----------------------------------------- --------------------------------------------------------------------------

(1) The International Stock Fund is currently closed to new accounts.

The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


       UNDER 1 YEAR                1 OR MORE YEARS              4 OR MORE YEARS               5 OR MORE YEARS
       ------------                ---------------              ---------------               ---------------
Florida Municipal Money            Ultra Short-Term Income      Conservative Portfolio         Aggressive Portfolio
Market Fund                        Fund                         Corporate Bond Fund            All Cap Value
Heritage Money Fund                Ultra Short-Term Municipal   Corporate Income Fund          Asia Pacific Fund
Money Market Fund                  Fund                         Government Securities Fund     Balanced Fund
Municipal Money                                                 High-Yield Bond Fund           Balanced Asset Fund
Market Fund                                                     High-Yield Municipal           Blue Chip Fund
Tax-Free Money Fund                                             Bond Fund                      Discovery Fund
                                                                Intermediate Municipal         Dividend Income Fund
                                                                Bond Fund                      Dow 30 Value Fund
                                                                Minnesota Tax-Free Fund        Endeavor Fund
                                                                Municipal Bond Fund            Energy Fund
                                                                Wisconsin Tax-Free Fund        Enterprise Fund
                                   2 OR MORE YEARS                                             Foreign MajorMarketsSM Fund
                                   ---------------                                             Growth Fund
                             Short-Term Bond Fund                                              Growth 20 Fund
                             Short-Term High Yield                                             Growth and Income Fund
                             Bond Fund                                                         Index 500 Fund
                             Short-Term High Yield                                             International Stock Fund
                             Municipal Fund                                                    Large Cap Core Fund
                             Short-Term Income Fund                                            Large Cap Growth Fund
                             Short-Term Municipal                                              Large Company Growth Fund
                             Bond Fund                                                         Mid Cap Disciplined Fund
                                                                                               Moderate Portfolio
                                                                                               Multi Cap Value Fund
                                                                                               Opportunity Fund
                                                                                               Overseas Fund
                                                                                               Small Company Value Fund
                                                                                               Strategic Value Fund

                                                                                               Technology 100 Fund
                                                                                               U.S. Emerging Growth Fund
                                                                                               Value Fund











PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  (SIGMA)(xi - xm)2

Where:   (SIGMA) = "the sum of",
         xi = each individual return during the time period, xm = the average return over the time period, and
          n = the number of individual  returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the Fund manager has added, and a negative alpha quantifies the value that the Fund manager has lost.

Other  measures  of  volatility  and  relative   performance   may  be  used  as
appropriate. However, all such measures will fluctuate and do not represent future results.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Fund, you can estimate the effect of interest rates on the Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of the Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.

                               GENERAL INFORMATION

BUSINESS PHILOSOPHY

The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.


1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

EDUCATION. Participant education and communication are key to the success of any retirement program, and therefore are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.

SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.

The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL INTERMEDIARY GROUP

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.   Schedules of Investments in Securities.
2.   Statements of Assets and Liabilities.
3.   Statements of Operations.
4.   Statements of Changes in Net Assets.
5.   Notes to Financial Statements.
6.   Financial Highlights.
7.   Report of Independent Accountants.

The Semiannual Report for the Fund that is attached to this SAI contains the following unaudited financial information:

1.   Schedule of Investments in Securities.
2.   Statement of Operations.
3.   Statement of Assets and Liabilities.
4.   Statements of Changes in Net Assets.
5.   Notes to Financial Statements.
6.   Financial Highlights.

                    APPENDIX A- DEFINITION OF CREDIT RATINGS

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R
This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            MOODY'S LONG-TERM RATINGS

AAA
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

AAA (XXX)
'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)
'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favourable business and economic environment.

CCC (XXX), CC (XXX), C (XXX)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.

DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-term national rating category or to categories below 'CCC (xxx)'.

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o    Leading market positions in well-established industries.
o    High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME
Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

           FITCH RATINGS ("FITCH") SHORT-TERM NATIONAL CREDIT RATINGS

F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1
(xxx)'.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our rating definitions for F1+ (xxx), F1 (xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, E.G. A1+, A1, A2 and A3.

                APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS

For its fiscal year ended October 31, 2001, the Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations for each Fund, except the Intermediate Municipal Bond Fund and the Wisconsin Tax-Free Fund, which are an average of three and seven monthly calculations, respectively. In cases where a security is rated in different categories by different rating agencies, the Fund or the Advisor may choose a convention of following the higher or lower rating for its securities.

STRONG CORPORATE BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     4.4%                                                    0.0%
AA                      1.2                                                     0.0
 A                     14.7                                                     0.7
BBB                    63.7                                                     0.5
BB                     12.2                                                     1.1
B                       1.3                                                     0.0
CCC                     0.1                                                     0.1
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  97.6%                                             +      2.4%  =100%

STRONG GOVERNMENT SECURITIES FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES

-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    93.1%                                                   0.1%
AA                      0.7                                                     0.0
A                       2.3                                                     0.0
BBB                     3.8                                                     0.0
BB                      0.0                                                     0.0
B                       0.0                                                     0.0
CCC                     0.0                                                     0.0
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  99.9%                                             +     0.1%     =100%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).


STRONG HIGH-YIELD BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     7.3%                                                    0.0%
AA                      0.0                                                     0.0
A                       0.6                                                     0.0
BBB                     3.7                                                     0.0
BB                     16.6                                                     0.0
B                      57.9                                                     0.6
CCC                    12.1                                                     0.7
CC                      0.1                                                     0.3
C                       0.0                                                     0.0
D                       0.0                                                     0.1
Total                  98.3%                                               +    1.7%   =100%

STRONG HIGH-YIELD MUNICIPAL BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     0.2%                                                   0.4%
AA                      0.0                                                    2.7
A                       2.3                                                    0.0
BBB                     3.8                                                    5.8
BB                      5.1                                                   45.9
B                       1.9                                                   20.9
CCC                     0.0                                                    1.6
CC                      0.0                                                    0.0
C                       0.0                                                    0.6
D                       5.3                                                    3.5
Total                  18.6%                                               +  81.4%     =100%

STRONG INTERMEDIATE MUNICIPAL BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    25.4%                                                    3.5%
AA                     11.4                                                     3.0
A                      18.3                                                     4.6
BBB                    31.8                                                     1.5
BB                      0.5                                                     0.0
B                       0.0                                                     0.0
CCC                     0.0                                                     0.0
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  87.4%                                                +  12.6%     =100%


(1) The indicated percentages are based on the highest rating received from any one NRSRO; except that, for the Strong High Yield Bond Fund, the Fund or Advisor may choose a convention of following the lower rating for all securities that are rated in different categories by different rating agencies.


STRONG MUNICIPAL BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES

-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    24.6%                                                   1.6%
AA                      9.5                                                    4.0
A                      13.3                                                    4.4
BBB                    20.0                                                    8.2
BB                      2.1                                                    8.6
B                       0.0                                                    0.2
CCC                     0.0                                                    0.8
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.8                                                    1.9
Total                  70.3%                                               +  29.7%     =100%

STRONG SHORT-TERM BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    30.7%                                                   0.1%
AA                      3.6                                                    0.0
A                      17.9                                                    2.1
BBB                    31.3                                                    0.5
BB                     10.6                                                    3.2
B                       0.0                                                    0.0
CCC                     0.0                                                    0.0
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.0                                                    0.0
Total                  94.1%                                                +  5.9%      =100%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).


STRONG SHORT-TERM HIGH YIELD BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     6.0%                                                   0.0%
AA                      0.4                                                    0.0
A                       6.5                                                    0.0
BBB                    19.9                                                    0.0
BB                     21.7                                                    2.4
B                      40.5                                                    0.6
CCC                     2.0                                                    0.0
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.0                                                    0.0
Total                  97.0%                                               +   3.0%      =100%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     2.2%                                                   0.0%
AA                      0.5                                                    2.0
A                       3.3                                                    1.6
BBB                    14.7                                                    8.3
BB                     15.0                                                   35.7
B                       5.0                                                    7.7
CCC                     0.4                                                    2.5
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.5                                                    0.6
Total                  41.6%                                              +   58.4%     =100%
-------------- ---------------------------- -----------------------------------------------------------------------

STRONG SHORT-TERM MUNICIPAL BOND FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    10.6%                                                   0.2%
AA                     10.6                                                    4.8
A                      16.2                                                    5.9
BBB                    23.4                                                    13.3
BB                      0.5                                                    12.0
B                       0.0                                                    1.0
CCC                     0.0                                                    1.2
CC                      0.0                                                    0.0
C                       0.0                                                    0.0
D                       0.2                                                    0.1
Total                  61.5%                                              +   38.5%     =100%
-------------- ---------------------------- -----------------------------------------------------------------------

(1) The indicated percentages are based on the highest rating received from any one NRSRO; except that, for the Strong High Yield Bond Fund, the Fund or Advisor may choose a convention of following the lower rating for all securities that are rated in different categories by different rating agencies.


STRONG ULTRA SHORT-TERM INCOME FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                 SECURITIES*                                  OF UNRATED SECURITIES

-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    36.3%                                                    0.0%
AA                      7.8                                                     0.2
A                      21.9                                                     2.5
BBB                    22.1                                                     0.2
BB                      8.2                                                     0.4
B                       0.4                                                     0.0
CCC                     0.0                                                     0.0
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  96.7%                                                +   3.3%    =100%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                 SECURITIES*                                  OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    11.2%                                                    4.3%
AA                      8.4                                                     6.6
A                      15.0                                                     4.2
BBB                    20.8                                                     16.0
BB                      1.6                                                     5.9
B                       0.0                                                     3.7
CCC                     0.0                                                     1.2
CC                      0.0                                                     0.8
C                       0.0                                                     0.0
D                       0.2                                                     0.1
Total                  57.2%                                                 + 81.4%      =100%

STRONG WISCONSIN TAX-FREE FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    23.2%                                                    1.6%
AA                      3.6                                                     3.5
A                      14.7                                                    11.7
BBB                     8.1                                                    24.8
BB                      0.4                                                     8.4
B                       0.0                                                     0.0
CCC                     0.0                                                     0.0
CC                      0.0                                                     0.0
C                       0.0                                                     0.0
D                       0.0                                                     0.0
Total                  50.0%                                                +  50.0%     =100%



(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

                           APPENDIX C - SHARE CLASSES


THE GOVERNMENT SECURITIES FUND AND WISCONSIN TAX-FREE FUND OFFER CLASS C SHARES ONLY.

FRONT-END SALES LOAD

The maximum front-end sales load is 5.75% for Class A shares. There is no front-end load for Class B, or Class C shares.

The offering price for Class A shares is the next NAV calculated after a purchase order is accepted, plus any applicable initial sales charges. No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. The amount of the initial sales charge you pay when you buy Class A shares differs depending on the amount you invest:

--------------------------------------------- ----------------------- ----------------------- -----------------------
                                                                                                      Dealer
                                                                                                 Reallowance as a
                 Amount of                       As a Percentage         As a Percentage          Percentage of
              Your Investment                   of Offering Price         of Investment           Offering Price
--------------------------------------------- ----------------------- ----------------------- -----------------------
Less than $50,000                                     5.75%                   6.10%                   5.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$50,000 but less than $100,000                        4.50%                   4.71%                   3.75%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$100,000 but less than $250,000                       3.50%                   3.63%                   2.80%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$250,000 but less than $500,000                       2.50%                   2.56%                   2.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$500,000 but less than $1,000,000                     2.00%                   2.04%                   1.60%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$1,000,000 or more                                     None                    None                   1.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------

DEALER REALLOWANCES. As shown above, Distributor pays (or "reallows") a portion of the initial sales charge. The dealer reallowance is expressed as a percentage of the Class A share's offering price.

WAIVERS OR REDUCTIONS OF FRONT-END SALES LOADS

1. REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds at net asset value (without a sales charge). Such a reinvestment must be made within 365 days of the redemption and is limited to the amount of the redemption proceeds. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B Shares will be reinvested in Class A Shares. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information. If you paid a CDSC when you redeemed your Class A, or Class C shares from the Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

2. LETTER OF INTENT (LOI). If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of a Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent and delivering the Letter of Intent to the Administrator within 90 days of the commencement of purchases. Subject to acceptance by the Administrator and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his dealer must inform the Administrator that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if the shareholder's purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Out of the shareholder's initial purchase (or subsequent purchases if necessary), shares equal to difference between the lower sales charge and the higher sales charge the investor would have paid had the investor not purchased shares through this program will be held in escrow until the intended amount is invested. These escrowed shares may be redeemed by the Fund if the investor is required to pay additional sales charges. When the minimum investment so specified is completed, the escrowed shares will be released. If the intended investment is not completed, the Administrator or Distributor will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Administrator or Distributor. By completing and signing the Account Application or Letter of Intent, the shareholder irrevocably appoints the Administrator and/or the Distributor as the shareholder's attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

3. RIGHT OF ACCUMULATION. A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when the shareholder's new investment, together with the current offering price value of Class A shares of that Fund reaches a discount level. A shareholder (or his investment adviser) must provide the Administrator or Distributor with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

4. GROUP PURCHASES. A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Class A shares upon the request of the Administrator or Distributor.

The  initial   sales   charge  may  be  reduced  or  waived  in  the   following
circumstances.

1. WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days, in these circumstances:

a. Dividend and capital gain distributions from the Fund. The distributions generally must be reinvested in the same share class. This waiver category also applies to Class B, and C shares.

b. Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers the Fund as an investment option. You should contact your tax advisor for information on any tax consequences that may apply.

c. Distributions from an existing retirement plan invested in the Fund.

2. BANK TRUST DEPARTMENTS AND LAW FIRMS. Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with Distributor or the Administrator or one of their affiliates and the shares are being acquired for the benefit of their trust account clients.

3. ANY STATE OR LOCAL GOVERNMENT OR ANY INSTRUMENTALITY, DEPARTMENT, AUTHORITY OR AGENCY THEREOF that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

4. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS. Shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.

5. CERTAIN RETIREMENT PLANS. Employer-sponsored retirement plans, and their participants, for which the Administrator, the Fund's Distributor, or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Administrator, the Fund's Distributor, or one of their affiliates, to perform services. A CDSC may apply if the retirement plan is transferred out of the Fund or terminated within 12 months of the retirement plan account's initial purchase in the Fund.

6. QUALIFIED REGISTERED INVESTMENT ADVISORS who buy through a broker-dealer or service agent who has entered into an agreement with Distributor.

7. REGISTERED SECURITIES DEALERS and their affiliates, for their investment accounts only.

8. CURRENT EMPLOYEES OF SECURITIES DEALERS and their affiliates and their family members, as allowed by the internal policies of their employer.

9.   OFFICERS,   DIRECTORS  AND  EMPLOYEES  OF  THE  FUND,   THE  ADVISOR,   THE
ADMINISTRATOR, THE FUND'S DISTRIBUTOR, and these entities' affiliates, and each of their family members living in the same household.

10. INVESTMENT COMPANIES EXCHANGING SHARES or selling assets pursuant to a merger, acquisition or exchange offer.

11. ACCOUNTS MANAGED BY THE ADVISOR or an affiliate, including accounts in fee-based advisory programs such as the Strong Advisor and Strong Private Client programs.

12. CERTAIN UNIT INVESTMENT TRUSTS and their holders reinvesting distributions from the trusts.

13. GROUP ANNUITY SEPARATE ACCOUNTS offered to retirement plans.

14. INSURANCE COMPANY SEPARATE ACCOUNTS. Shares acquired by insurance company separate accounts.

15. INTERNAL REVENUE CODE SS. 529 PLAN ACCOUNTS which invest in Strong Funds, or for which the Advisor provides investment management services.

16. TRANSFERS OF $5 MILLION OR MORE, within a period of 90 days, from a single registered investment professional.


DEALER COMPENSATION

Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the funds' prospectus.

The Distributor may pay up to 1% as a commission, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more.

The Distributor or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between the Distributor, or one of its affiliates, and the securities dealer.

In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. The CDSC is 1% of the net asset value at the time of purchase.

Certain retirement plan accounts that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Fund or terminated within 12 months of the account's initial purchase in the Fund.

Class B shares are only available for purchases up to $500,000. For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the net asset value at the time of purchase.

   IF YOU SELL YOUR CLASS B SHARES WITHIN THIS MANY       THIS % (based on purchase price NAV) IS DEDUCTED
               YEARS AFTER BUYING THEM                              FROM YOUR PROCEEDS AS A CDSC
------------------------------------------------------- -----------------------------------------------------
1 Year                                                  5
2 Years                                                 4
3 Years                                                 4
4 Years                                                 3
5 Years                                                 2
6 Years                                                 1
7 Years                                                 0

If you invest in Class C shares, a CDSC may apply on any shares you sell within 12 months of purchase. The CDSC is 1% of the net asset value at the time of purchase.

Any purchase of $1 million or more will be placed in Class A shares, if A shares are offered for that Fund.

CDSC WAIVERS

The CDSC for any share class generally will be waived for:

1. Account fees.

2. Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if the securities dealer of record received a payment from the Distributor of 0.25% or less, or the Distributor did not make any payment in connection with the purchase, or the securities dealer of record has entered into a supplemental agreement with the Distributor.

3. Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.

4. Redemptions by the Fund when an account falls below the minimum required account size.

5. Redemptions following the death of the shareholder or beneficial owner.

6. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.

7. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates (not applicable to Class B).

8. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) (for Class B, this applies to all retirement plan accounts, not only IRAs) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory Redemptions at age 70 1/2 must represent a minimum required pro rata distribution. For Class B shares that are part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B shares investment bears to the total investment.

9. Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.

10.  Participant   initiated   distributions  from  employee  benefit  plans  or
participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B).

ADDITIONAL DEALER COMMISSIONS/CONCESSIONS

Dealers may receive different compensation with respect to sales of Class A, Class B, or Class C shares. In addition, from time to time, the Distributor may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.